                                                                    Exhibit 4(a)




                          AMOCO ARGENTINA OIL COMPANY,
                                ARGENTINE BRANCH
                                   (AS ISSUER)

                                       AND

                                AMOCO CORPORATION
                                 (AS GUARANTOR)

                                       AND

                                  AMOCO COMPANY
                                 (AS GUARANTOR)

                                       AND

                            THE CHASE MANHATTAN BANK
                             (NATIONAL ASSOCIATION)
              (AS TRUSTEE, CO-REGISTRAR AND PRINCIPAL PAYING AGENT)

                                       AND

                 THE CHASE MANHATTAN BANK, N.A. (BUENOS AIRES),
                         (AS REGISTRAR AND PAYING AGENT)



                                    INDENTURE

                              DATED AS OF    , 1995






                            PROVIDING FOR ISSUANCE OF
                   GUARANTEED NEGOTIABLE OBLIGATIONS IN SERIES

    CERTAIN SECTIONS OF THIS INDENTURE RELATING TO SECTIONS 310 THROUGH 318, INCLUSIVE, OF THE TRUST INDENTURE ACT OF 1939:

 TRUST INDENTURE
   ACT SECTION                                INDENTURE SECTION
 ---------------                              -----------------


Section 310 (a)(1)                                 609
            (a)(2)                                 609
            (a)(3)                                 Not Applicable
            (a)(4)                                 Not Applicable
            (b)                                    608
                                                   610
Section 311 (a)                                    613
            (b)                                    613
Section 312 (a)                                    701
                                                   702
            (b)                                    702
            (c)                                    702
Section 313 (a)                                    703
            (b)                                    703
            (c)                                    703
            (d)                                    703
Section 314 (a)                                    704
            (a)(4)                                 101
                                                   1004
            (b)                                    Not Applicable
            (c)(1)                                 102
            (c)(2)                                 102
            (c)(3)                                 Not Applicable
            (d)                                    Not Applicable
            (e)                                    102
Section 315 (a)                                    601
            (b)                                    602
            (c)                                    601
            (d)                                    601
            (e)                                    514
Section 316 (a)                                    101
            (a)(1)(A)                              502
                                                   512
            (a)(1)(B)                              513
            (a)(2)                                 Not Applicable
            (b)                                    508
            (c)                                    104
Section 317 (a)(1)                                 503
            (a)(2)                                 504
            (b)                                    1003
Section 318 (a)                                    107


Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS
                                  _____________

                                                                            PAGE
                                                                            ----

Parties. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Recitals of the Company, the Guarantors and the Trustee  . . . . . . . . . . . 1



                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application. . . . . . . . . . . . .   2

     Section 101.   Definitions. . . . . . . . . . . . . . . . . . . . . . .   2

     Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Additional Amounts. . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Amoco . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Amoco Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Argentina . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Argentine Branch. . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Argentine Entity. . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Authenticating Agent. . . . . . . . . . . . . . . . . . . . . . . . . .   4
     Authorized Newspaper. . . . . . . . . . . . . . . . . . . . . . . . . .   4
     Bearer Security . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     Board of Directors. . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     Board Resolution. . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     Business Day. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     Certification Date. . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     CNV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     Commission. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     Common Depositary . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     Company Request" or "Company Order" and "Guarantor Request" or
             "Guarantor Order. . . . . . . . . . . . . . . . . . . . . . . .   5
     Consolidated Adjusted Net Assets. . . . . . . . . . . . . . . . . . . .   5
     Co-Registrar. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     Corporate Trust Office. . . . . . . . . . . . . . . . . . . . . . . . .   5
     corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     coupon. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     Covenant Defeasance . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     Debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     Defaulted Interest. . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     Defeasance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     Depositary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     Deputy General Manager. . . . . . . . . . . . . . . . . . . . . . . . .   6
     Euroclear . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     Event of Default. . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     Exchange Act. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     Exchange Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     Expiration Date . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

                                                                            PAGE
                                                                            ----

     General Manager . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     General Manager Resolution. . . . . . . . . . . . . . . . . . . . . . .   6
     Global Registered Security. . . . . . . . . . . . . . . . . . . . . . .   6
     Government Obligation . . . . . . . . . . . . . . . . . . . . . . . . .   6
     Guarantee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     Guarantors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     Holder. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     Interest Payment Date . . . . . . . . . . . . . . . . . . . . . . . . .   7
     Maturity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     Mortgage. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     Negotiable Obligations Law. . . . . . . . . . . . . . . . . . . . . . .   7
     Notice of Default . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     Officers' Certificate . . . . . . . . . . . . . . . . . . . . . . . . .   7
     Opinion of Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     Original Issue Discount Security. . . . . . . . . . . . . . . . . . . .   8
     Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     Paying Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
     Person. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
     Place of Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
     Predecessor Security. . . . . . . . . . . . . . . . . . . . . . . . . .   9
     Principal Paying Agent. . . . . . . . . . . . . . . . . . . . . . . . .  10
     Producing Property. . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     Redemption Date . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     Redemption Price. . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     Refining or Manufacturing Property. . . . . . . . . . . . . . . . . . .  10
     Registered Security . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     Registrar . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     Regular Record Date . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     Responsible Officer . . . . . . . . . . . . . . . . . . . . . . . . . .  11
     Restricted Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . .  11
     Sale and Lease-Back Transaction . . . . . . . . . . . . . . . . . . . .  11
     Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     Securities Act. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     Security Register . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     Special Record Date . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     Stated Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     Subsidiary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     Trust Indenture Act . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     United States" or "U.S" . . . . . . . . . . . . . . . . . . . . . . . .  12
     Vice President. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     Yield to Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

     Section 102.   Compliance Certificates and Opinions . . . . . . . . . .  13
     Section 103.   Form of Documents Delivered to Trustee . . . . . . . . .  13
     Section 104.   Acts of Holders; Record Dates. . . . . . . . . . . . . .  14
     Section 105.   Notices, Etc., to Trustee, Company and
                     Guarantors. . . . . . . . . . . . . . . . . . . . . . .  17
     Section 106.   Notice to Holders of Securities;
                     Waiver; Language of Notices, Etc. . . . . . . . . . . .  18

                                                                            PAGE
                                                                            ----

     Section 107.   Conflict with Trust Indenture Act. . . . . . . . . . . .  20
     Section 108.   Effect of Headings and Table of
                     Contents. . . . . . . . . . . . . . . . . . . . . . . .  20
     Section 109.   Successors and Assigns . . . . . . . . . . . . . . . . .  20
     Section 110.   Separability Clause. . . . . . . . . . . . . . . . . . .  20
     Section 111.   Benefits of Indenture. . . . . . . . . . . . . . . . . .  20
     Section 112.   Governing Law. . . . . . . . . . . . . . . . . . . . . .  20
     Section 113.   Consent to Jurisdiction and Service of
                     Process . . . . . . . . . . . . . . . . . . . . . . . .  21
     Section 114.   Legal Holidays . . . . . . . . . . . . . . . . . . . . .  21

                                   ARTICLE TWO

                       Forms of Securities and Guarantees. . . . . . . . . .  22

     Section 201.   Forms Generally. . . . . . . . . . . . . . . . . . . . .  22
     Section 202.   Form of Face of Registered Security. . . . . . . . . . .  23
     Section 203.   Form of Reverse of Registered Security . . . . . . . . .  27
     Section 204.   Form of Legend for Global Registered
                     Securities. . . . . . . . . . . . . . . . . . . . . . .  33
     Section 205.   Form of Trustee's Certificate of
                     Authentication. . . . . . . . . . . . . . . . . . . . .  33
     Section 206.   Form of Guarantees . . . . . . . . . . . . . . . . . . .  33
     Section 207.   Securities in Global Form. . . . . . . . . . . . . . . .  37

                                  ARTICLE THREE

                                 The Securities. . . . . . . . . . . . . . .  38

     Section 301.   Amount; Issuable in Series . . . . . . . . . . . . . . .  38
     Section 302.   Denominations. . . . . . . . . . . . . . . . . . . . . .  43
     Section 303.   Execution, Authentication, Delivery and
                     Dating. . . . . . . . . . . . . . . . . . . . . . . . .  43
     Section 304.   Temporary Securities . . . . . . . . . . . . . . . . . .  45
     Section 305.   Registration, Registration of Transfer
                     and Exchange. . . . . . . . . . . . . . . . . . . . . .  48
     Section 306.   Mutilated, Destroyed, Lost and Stolen
                     Securities and Coupons. . . . . . . . . . . . . . . . .  53
     Section 307.   Payment of Interest; Interest Rights
                     Preserved . . . . . . . . . . . . . . . . . . . . . . .  54
     Section 308.   Persons Deemed Owners. . . . . . . . . . . . . . . . . .  56
     Section 309.   Cancellation . . . . . . . . . . . . . . . . . . . . . .  56
     Section 310.   Computation of Interest. . . . . . . . . . . . . . . . .  57

                                  ARTICLE FOUR

                           Satisfaction and Discharge. . . . . . . . . . . .  57

     Section 401.   Satisfaction and Discharge of Indenture. . . . . . . . .  57
     Section 402.   Application of Trust Money . . . . . . . . . . . . . . .  58

                                                                            PAGE
                                                                            ----

                                  ARTICLE FIVE

                                    Remedies . . . . . . . . . . . . . . . .  59

     Section 501.   Events of Default. . . . . . . . . . . . . . . . . . . .  59
     Section 502.   Acceleration of Maturity; Rescission
                     and Annulment . . . . . . . . . . . . . . . . . . . . .  60
     Section 503.   Collection of Indebtedness and Suits
                     for Enforcement by Trustee. . . . . . . . . . . . . . .  62
     Section 504.   Trustee May File Proofs of Claim . . . . . . . . . . . .  64
     Section 505.   Trustee May Enforce Claims Without
                     Possession of Securities. . . . . . . . . . . . . . . .  64
     Section 506.   Application of Money Collected . . . . . . . . . . . . .  65
     Section 507.   Limitation on Suits. . . . . . . . . . . . . . . . . . .  65
     Section 508.   Unconditional Right of Holders to
                     Receive Principal, Premium and Interest . . . . . . . .  66
     Section 509.   Restoration of Rights and Remedies . . . . . . . . . . .  66
     Section 510.   Rights and Remedies Cumulative . . . . . . . . . . . . .  67
     Section 511.   Delay or Omission Not Waiver . . . . . . . . . . . . . .  67
     Section 512.   Control by Holders . . . . . . . . . . . . . . . . . . .  67
     Section 513.   Waiver of Past Defaults. . . . . . . . . . . . . . . . .  68
     Section 514.   Undertaking for Costs. . . . . . . . . . . . . . . . . .  68
     Section 515.   Currency Indemnity . . . . . . . . . . . . . . . . . . .  69

                                   ARTICLE SIX

                                   The Trustee . . . . . . . . . . . . . . .  69

     Section 601.   Certain Duties and Responsibilities. . . . . . . . . . .  69
     Section 602.   Notice of Defaults . . . . . . . . . . . . . . . . . . .  70
     Section 603.   Certain Rights of Trustee. . . . . . . . . . . . . . . .  70
     Section 604.   Not Responsible for Recitals or
                     Issuance of Securities. . . . . . . . . . . . . . . . .  71
     Section 605.   May Hold Securities. . . . . . . . . . . . . . . . . . .  71
     Section 606.   Money Held in Trust. . . . . . . . . . . . . . . . . . .  72
     Section 607.   Compensation and Reimbursement . . . . . . . . . . . . .  72
     Section 608.   Conflicting Interests. . . . . . . . . . . . . . . . . .  73
     Section 609.   Corporate Trustee Required; Eligibility. . . . . . . . .  73
     Section 610.   Resignation and Removal; Appointment of
                     Successor . . . . . . . . . . . . . . . . . . . . . . .  73
     Section 611.   Acceptance of Appointment by Successor . . . . . . . . .  75
     Section 612.   Merger, Conversion, Consolidation or
                     Succession to Business. . . . . . . . . . . . . . . . .  76
     Section 613.   Preferential Collection of Claims
                     Against Company . . . . . . . . . . . . . . . . . . . .  77
     Section 614.   Appointment of Authenticating Agent. . . . . . . . . . .  77

                                                                            PAGE
                                                                            ----

                                  ARTICLE SEVEN

                     Holders' Lists and Reports by Trustee,
                             Company and Guarantors. . . . . . . . . . . . .  79

     Section 701.   Company and Guarantors to Furnish
                     Trustee Names and Addresses of Holders. . . . . . . . .  79
     Section 702.   Preservation of Information;
                     Communications to Holders . . . . . . . . . . . . . . .  79
     Section 703.   Reports by Trustee . . . . . . . . . . . . . . . . . . .  80
     Section 704.   Reports by Company and Guarantors. . . . . . . . . . . .  80

                                  ARTICLE EIGHT

                    Consolidation, Merger, Sale or Conveyance. . . . . . . .  80

     Section 801.   Merger, Consolidation or Sale of Assets
                     by the Company. . . . . . . . . . . . . . . . . . . . .  80
     Section 802.   Successor Corporation to the Company . . . . . . . . . .  82
     Section 803.   Merger, Consolidation or Sale of Assets
                     by the Guarantors . . . . . . . . . . . . . . . . . . .  83
     Section 804.   Successor Corporation to the Guarantors. . . . . . . . .  83
     Section 805.   Opinion of Counsel to Be Given Trustee . . . . . . . . .  84

                                  ARTICLE NINE

                             Supplemental Indentures . . . . . . . . . . . .  84

     Section 901.   Supplemental Indentures Without Consent
                     of Holders. . . . . . . . . . . . . . . . . . . . . . .  84
     Section 902.   Supplemental Indentures With Consent of
                     Holders . . . . . . . . . . . . . . . . . . . . . . . .  86
     Section 903.   Execution of Supplemental Indentures . . . . . . . . . .  87
     Section 904.   Effect of Supplemental Indentures. . . . . . . . . . . .  88
     Section 905.   Conformity with Trust Indenture Act. . . . . . . . . . .  88
     Section 906.   Reference in Securities to Supplemental
                     Indentures. . . . . . . . . . . . . . . . . . . . . . .  88

                                   ARTICLE TEN

                                    Covenants. . . . . . . . . . . . . . . .  88

     Section 1001.  Payment of Principal, Premium,
                     Interest, and Additional Amounts. . . . . . . . . . . .  88
     Section 1002.  Maintenance of Office or Agency. . . . . . . . . . . . .  89
     Section 1003.  Provisions as to Paying Agent; Money
                     for Securities Payments to Be Held in
                     Trust; Return of Unclaimed Moneys . . . . . . . . . . .  91
     Section 1004.  Statement by Officers as to Default. . . . . . . . . . .  92
     Section 1005.  Limitation on Liens. . . . . . . . . . . . . . . . . . .  93
     Section 1006.  Limitation on Sale and Lease-Back
                     Transactions. . . . . . . . . . . . . . . . . . . . . .  96
     Section 1007.  Additional Amounts . . . . . . . . . . . . . . . . . . .  96

                                                                            PAGE
                                                                            ----

     Section 1008.  Waiver of Certain Covenants. . . . . . . . . . . . . . .  99

                                 ARTICLE ELEVEN

                            Redemption of Securities . . . . . . . . . . . .  99

     Section 1101.  Applicability of Article . . . . . . . . . . . . . . . .  99
     Section 1102.  Election to Redeem; Notice to Trustee. . . . . . . . . . 100
     Section 1103.  Selection by Trustee of Securities to
                     Be Redeemed . . . . . . . . . . . . . . . . . . . . . . 100
     Section 1104.  Notice of Redemption . . . . . . . . . . . . . . . . . . 101
     Section 1105.  Deposit of Redemption Price. . . . . . . . . . . . . . . 102
     Section 1106.  Securities Payable on Redemption Date. . . . . . . . . . 102
     Section 1107.  Securities Redeemed in Part. . . . . . . . . . . . . . . 103
     Section 1108.  Tax Redemption.. . . . . . . . . . . . . . . . . . . . . 103

                                 ARTICLE TWELVE

                                  Sinking Funds. . . . . . . . . . . . . . . 104

     Section 1201.  Applicability of Article . . . . . . . . . . . . . . . . 104
     Section 1202.  Satisfaction of Sinking Fund Payments
                     with Securities . . . . . . . . . . . . . . . . . . . . 105
     Section 1203.  Redemption of Securities for Sinking
                     Fund. . . . . . . . . . . . . . . . . . . . . . . . . . 105

                                ARTICLE THIRTEEN

                       Defeasance and Covenant Defeasance. . . . . . . . . . 105

     Section 1301.  Company's Option to Effect Defeasance
                     or Covenant Defeasance. . . . . . . . . . . . . . . . . 105
     Section 1302.  Defeasance and Discharge . . . . . . . . . . . . . . . . 106
     Section 1303.  Covenant Defeasance. . . . . . . . . . . . . . . . . . . 106
     Section 1304.  Conditions to Defeasance or Covenant
                     Defeasance. . . . . . . . . . . . . . . . . . . . . . . 107
     Section 1305.  Deposited Money and Government
                     Obligations to Be Held in Trust;
                     Miscellaneous Provisions. . . . . . . . . . . . . . . . 109
     Section 1306.  Reinstatement. . . . . . . . . . . . . . . . . . . . . . 110

                                ARTICLE FOURTEEN

                                   Guarantees. . . . . . . . . . . . . . . . 110

     Section 1401.  Guarantees . . . . . . . . . . . . . . . . . . . . . . . 110
     Section 1402.  Execution and Delivery of Guarantees . . . . . . . . . . 112

                                                                            PAGE
                                                                            ----


                                 ARTICLE FIFTEEN

                        Meeting of Holders of Securities . . . . . . . . . . 113

     Section 1501.  Purposes for Which Meetings May Be
                     Called. . . . . . . . . . . . . . . . . . . . . . . . . 113
     Section 1502.  Call, Notice and Place of Meetings . . . . . . . . . . . 113
     Section 1503.  Persons Entitled to Vote at Meetings . . . . . . . . . . 114
     Section 1504.  Quorum; Action . . . . . . . . . . . . . . . . . . . . . 114
     Section 1505.  Determination of Voting Rights; Conduct
                     and Adjournment of Meetings . . . . . . . . . . . . . . 115
     Section 1506.  Counting Votes and Recording Action of
                     Meetings. . . . . . . . . . . . . . . . . . . . . . . . 116

                                 ARTICLE SIXTEEN

                    Immunity of Incorporators, Shareholders,
                             Officers and Directors. . . . . . . . . . . . . 117

     Section 1601.  Indenture and Securities Solely
                     Corporate Obligations . . . . . . . . . . . . . . . . . 117


Exhibits:
---------
Exhibit A -  Form of Certification from Beneficial Owner of
               Bearer Security . . . . . . . . . . . . . . . . . . . . . . . A-1

Exhibit B -  Form of Certification from Euroclear and
               Cedel S.A.  . . . . . . . . . . . . . . . . . . . . . . . . . B-1



_____________________

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

     INDENTURE, dated as of __________, 1995, among AMOCO ARGENTINA OIL COMPANY, a corporation duly organized and existing under the laws of the State of Delaware, acting through its Argentine Branch (herein called the "Company"), having its principal executive office at 200 East Randolph Drive, Chicago, Illinois 60601 and its principal office in Argentina at Maipu 942 - Piso 19, 1340 Buenos Aires, Argentina, AMOCO CORPORATION, a corporation duly organized and existing under the laws of the State of Indiana (herein called "Amoco"), having its principal executive office at 200 East Randolph Drive, Chicago, Illinois 60601, AMOCO COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called "Amoco Company" and, together with Amoco, the "Guarantors"), having its principal executive office at 200 East Randolph Drive, Chicago, Illinois 60601, and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association duly organized and existing under the laws of the United States, as Trustee (herein called the "Trustee"), as Co-Registrar (herein called the "Co-Registrar"), and as Principal Paying Agent (herein called the "Principal Paying Agent"), having its principal office at One Chase Manhattan Plaza, New York, New York 10005 and THE CHASE MANHATTAN BANK, N.A. (BUENOS AIRES), a corporation duly organized and existing under the laws of the State of New York, as Registrar (herein called the "Registrar") and Paying Agent (herein called the "Paying Agent"), having its principal office at Calle Arenales 707, Piso 5, 1061 Buenos Aires, Argentina.

             RECITALS OF THE COMPANY, THE GUARANTORS AND THE TRUSTEE

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its negotiable obligations, to be issued in one or more series as in this Indenture provided (herein called the "Securities"), in an aggregate principal amount of up to U.S.$200,000,000 or the U.S. dollar equivalent in one or more foreign currencies, as provided in Section 301.

     The Company's authorized capital stock consists of 20 shares of Common Stock, par value U.S.$50,000 per share. At December 31, 1994, the Company had outstanding one share of Common Stock. At such date, the Company had a total stockholder's equity of U.S.$______.

     The corporate purpose of the Company is to establish, maintain, conduct and carry on an oil, gas and mining business and to have and exercise all powers conferred by the laws of the State of Delaware upon corporations organized under such laws.

     All things necessary to make the Securities, when duly authorized and executed by the Company and authenticated by the Trustee and delivered and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

     The Guarantors have duly authorized the execution and delivery of this Indenture to provide for the Guarantees by them with respect to the Securities as set forth in this Indenture.

     All things necessary to make the Guarantees, when duly authorized and executed by the Guarantors and delivered hereunder, the valid obligations of the Guarantors, and to make this Indenture a valid agreement of the Guarantors, in accordance with their and its terms, have been done.

     The Trustee has agreed to act as trustee under this Indenture on the following terms and conditions.

     The Trustee has reviewed the resolutions of the Board of Directors of the Company and the resolutions of the General Manager of the Argentine Branch adopted on __________, 1995 and _________, 1995, respectively, authorizing or providing for the issuance of the Securities, and the resolutions of the Board of Directors of Amoco and Amoco Company adopted on December 20, 1994 and ________, 1995, respectively, authorizing or providing for the issuance of the Guarantees, and hereby confirms that the terms and conditions of such Securities and Guarantees accurately reflect the terms of said resolutions.

     Now, Therefore, This Indenture Witnesseth:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

Section 101.   DEFINITIONS.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principals in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean generally accepted accounting principles in the United States as in effect at the date of such computation;

          (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

          (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

     "Additional Amounts" has the meaning specified in Section 1007.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Amoco" means the Person named as "Amoco" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Amoco" shall mean such successor Person.

     "Amoco Company" means the Person named as "Amoco Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Amoco Company" shall mean such successor Person.

     "Argentina" means the Republic of Argentina, its territories and possessions, and all areas subject to its jurisdiction.

     "Argentine Branch" means the Company's branch in Argentina, registered as an Argentine branch with the Argentine Public Registry of Commerce pursuant to
Article 118 of Argentine Law No. 19,550, as amended.

     "Argentine Entity" means any Holder of Securities who is subject to Title VI of the Argentine Income Tax Law (text of 1986 as restated), as amended from time to time.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication (including the Spanish language in the case of Argentina), customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

     "Bearer Security" means any Security in the form established pursuant to
Section 201 which is payable to bearer.

     "Board of Directors", when used with reference to the Company, means the board of directors or any duly authorized committee of such board and when used with reference to a Guarantor, means the board of directors or any other duly authorized committee of such board (including, in the case of Amoco, the Executive Committee of such board).

     "Board Resolution", when used with reference to the Company or either Guarantor, means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or such Guarantor, as the case may be, to have been duly adopted by its respective board of directors (or any committee included within the definition of such term) or pursuant to authority duly delegated by its respective board of directors and to be in full force and effect on the date of such certification.

     "Business Day", when used with respect to any Place of Payment or other place, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or such other place, as the case may be, are generally authorized or obligated by law or executive order to close.

     "Certification Date" means with respect to any Securities of a series the earlier of (A) the Exchange Date with respect to such Securities, and (B) if the first Interest Payment Date with respect to such Securities is prior to such Exchange Date, such Interest Payment Date.

     "CNV" means COMISION NACIONAL DE VALORES, the Argentine National Securities Commission.

     "Commission" means the U.S. Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Depositary" has the meaning specified in Section 304.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" and "Guarantor Request" or "Guarantor Order" means a written request or order signed in the name of the Company or the relevant Guarantor, as the case may be, (i) with respect to the Company, by the President, any Vice President, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of the Company and by the General Manager or any Deputy General Manager of the Argentine Branch, and
(ii) with respect to the relevant Guarantor, by the Chairman of the Board, the Vice Chairman of the Board, the President or any Vice President and by the Treasurer, any Assistant Treasurer, the Controller, any Assistant Controller, the Secretary or any Assistant Secretary of such Guarantor, and delivered to the Trustee.

     "Consolidated Adjusted Net Assets" means total assets of Amoco Company and its consolidated subsidiaries less (i) their total prepaid and deferred charges and (ii) their total current liabilities (excluding any portion thereof which may by its terms be extended or renewed at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed) all as included in the latest annual audited consolidated balance sheet of Amoco.

     "Co-Registrar" means the Person named as the "Co-Registrar" in the first paragraph of this instrument until a successor Co-Registrar shall have become such, and thereafter "Co-Registrar" shall mean such successor.

     "Corporate Trust Office" means the principal office of the Trustee in The City of New York at which at any particular time its corporate trust business shall be administered.

     "corporation" means a corporation, association, company, joint-stock company or business trust.

     "coupon" means any interest coupon appertaining to a Bearer Security.

     "Covenant Defeasance" has the meaning specified in Section 1303.

     "Debt" means any indebtedness for money borrowed.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Defeasance" has the meaning specified in Section 1302.

     "Depositary" means, with respect to Registered Securities of any series issuable in whole or in part in the form of one or more Global Registered Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Registered Securities as contemplated by Section 301.

     "Deputy General Manager" means any officer of the Argentine Branch who performs, or is entitled to perform, the functions of Deputy General Manager pursuant to authority delegated by the General Manager.

     "Euroclear" means the operator of the Euroclear System.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Act" means the U.S. Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

     "Exchange Date" has the meaning specified in Section 304.

     "Expiration Date" has the meaning specified in Section 104.

     "General Manager" means the legal representative of the Argentine Branch in Argentina.

     "General Manager Resolution", when used with reference to the Argentine Branch, means a copy of a resolution certified by the General Manager or any Deputy General Manager of the Argentine Branch to have been duly adopted by the General Manager or any Deputy General Manager of the Argentine Branch and to be in full force and effect on the date of such certification.

     "Global Registered Security" means a Registered Security that evidences all or part of the Registered Securities of any series and bears the legend set forth in Section 204 (or such legend as may be specified as contemplated by Section 301 for such Securities).

     "Government Obligation" has the meaning specified in Section 1304.

     "Guarantee" means any guarantee of a Security by the relevant Guarantor endorsed on a Security authenticated and delivered pursuant to this Indenture and shall include the Guarantee set forth in Section 1401.

     "Guarantors" means the Persons named as the "Guarantors" in the first paragraph of this instrument until one or more successor Persons shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantors" shall mean the remaining Guarantor, if any, together with such successor Person or Persons.

     "Holder", when used with respect to any Security, means in the case of a Registered Security, the Person in whose name the Security (including the Guarantee endorsed thereon) is registered in the Security Register and, in the case of a Bearer Security, the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

     "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

     "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Mortgage" means any mortgage, pledge, security interest or lien.

     "Negotiable Obligations Law" means Argentine Law No. 23,576, as amended.

     "Notice of Default" means a written notice of the kind specified in
Section 501(4).

     "Officers' Certificate", (i) when used with respect to the Company, means a certificate signed by the President, any Vice President, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of the Company and by the General Manager or any Deputy General Manager of the Argentine Branch, and (ii) when used with respect to a Guarantor, means a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or any Vice President and by the Treasurer, any Assistant Treasurer, the Controller, any Assistant Controller, the Secretary or any Assistant Secretary of such

Guarantor, and delivered to the Trustee; except, however, with respect to
Section 1004, the officer signing an Officer's Certificate given pursuant to
Section 1004 shall be the principal executive, financial or accounting officer of the Company or such Guarantor, as the case may be.

     "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or of counsel to the Company or either Guarantor, as the case may be, or may be other counsel.

     "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Outstanding", when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

          (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (2) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or either Guarantor) in trust or set aside and segregated in trust by the Company or either Guarantor (if the Company or such Guarantor, as the case may be, shall act as a Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities, or portions thereof, are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (3)  Securities as to which Defeasance has been effected pursuant to
     Section 1302; and

          (4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, or whether a quorum is present at a meeting of Holders of Securities, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 502,
(B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 301, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Securities owned by the Company, either Guarantor or any other obligor upon the Securities or any Affiliate of the Company, either Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding for purposes of such determination, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding for purposes of such determination if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, either Guarantor or any other obligor upon the Securities or any Affiliate of the Company, either Guarantor or such other obligor.

     "Paying Agent" means the Person named as the "Paying Agent" in the first paragraph of this instrument until a successor Paying Agent shall have become such, and thereafter "Paying Agent" shall mean such successor, and any Person authorized by the Company to pay the principal of, premium, if any, or interest on any Securities on behalf of the Company, including the Principal Paying Agent.

     "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Securities of any series, means the Corporate Trust Office and such other place or places where, subject to the provisions of Section 1002, the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security, or a Security to which a mutilated, destroyed, lost or stolen coupon appertains, shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains, as the case may be.

     "Principal Paying Agent" means the Person named as the "Principal Paying Agent" in the first paragraph of this instrument until a successor Principal Paying Agent shall have become such, and thereafter "Principal Paying Agent" shall mean such successor.

     "Producing Property" means any property interest of Amoco Company or any Restricted Subsidiary in land located within the United States of America considered by Amoco Company or the Restricted Subsidiary, as the case may be, to be productive of crude oil, natural gas or other petroleum hydrocarbons in paying quantities.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, in whole or in part, means the price at which it is to be redeemed pursuant to this Indenture.

     "Refining or Manufacturing Property" means any refining or manufacturing property of Amoco Company or any Restricted Subsidiary which is located within the United States of America, other than any such property or portion thereof which (a) in the opinion of the Board of Directors of Amoco Company is not of material importance to the business of Amoco Company and its consolidated subsidiaries as a whole, (b) is classified by the corporation which owns it as a transportation or marketing facility or (c) is owned directly or indirectly by Amoco Company or one or more of its Subsidiaries or by Amoco Company and one or more of its Subsidiaries jointly or in common with others and the aggregate interest therein of Amoco Company and its Subsidiaries does not equal at least 50%.

     "Registered Security" means any Security in the form established pursuant to Section 201 which is registered in the Security Register.

     "Registrar" means the Person named as the "Registrar" in the first paragraph of this instrument until a successor Registrar shall have become such, and thereafter "Registrar" shall mean such successor.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 301.

     "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller within the corporate trust department or any other officer of the Trustee within the corporate trust department customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Subsidiary" means:

               (1) each of the following corporations so long as the major portion of its assets is located within the territorial limits of the United States of America and its territorial possessions: Amoco Oil Company (a Maryland corporation), Amoco Production Company (a Delaware corporation) and Amoco Chemical Company (a Delaware corporation); and

               (2) any other corporation (A) substantially all the assets of which are located within the territorial limits of the United States of America and its territorial possessions, (B) which has total assets in excess of three percent (3%) of the total consolidated assets of Amoco Company and its consolidated subsidiaries, as included in the latest annual audited consolidated balance sheet of Amoco, and (C) of which at least eighty percent (80%) of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by Amoco Company;

PROVIDED, HOWEVER, that the term "Restricted Subsidiary" shall not mean any corporation (i) the principal operating properties of which consist of oil or gas pipeline properties, (ii) the principal assets of which are stock or indebtedness of corporations which conduct substantially all of their business outside the territorial limits of the United States of America and its territorial possessions or (iii) principally engaged in financing receivables, making loans, extending credit or other activities of a character conducted by a credit or acceptance company.

     "Sale and Lease-Back Transaction" has the meaning specified in
Section 1006.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Securities Act" means the U.S. Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

     "Security Register" means the books for the exchange, registration and registration of transfer of Securities.

     "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of any series means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or in a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company or by the Company and one or more other Subsidiaries of the Company. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Taxes" means any present or future taxes, duties, levies, or other governmental charges of whatever nature.

     "Trust Indenture Act" means the U.S. Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; PROVIDED, HOWEVER, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "United States" or "U.S". means the United States of America, its territories and possessions, including the Commonwealth of Puerto Rico, and all areas subject to its jurisdiction.

     "Vice President", when used with respect to the Company, either Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

     "Yield to Maturity" means the yield to maturity, calculated at the time of issuance of a series of Securities or, if applicable, at the most recent redetermination of interest on such series and calculated in accordance with accepted financial practice.

Section 102.   COMPLIANCE CERTIFICATES AND OPINIONS.

     Upon any application or request by the Company or either Guarantor, as the case may be, to the Trustee to take any action under any provision of this Indenture, the Company or such Guarantor, as the case may be, shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company or such Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1004) shall include,

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.   FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company or either Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or such Guarantor stating that the information with respect to such factual matters is in the possession of the Company or such Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.   ACTS OF HOLDERS; RECORD DATES.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantors or each of them. Such instrument or instruments and any record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee, the Company and the Guarantors, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1506.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, PROVIDED that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

     The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512, in each case with respect to Securities of such series (or all series, as the case may be). If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series (or all series, as the case may be) on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series (or all series, as the case may be) on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

     With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; PROVIDED that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in
Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

     Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

     (d) The ownership of Registered Securities shall be proved by the Security Register.

     The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or
(2) such Bearer Security is produced to the Trustee by some other Person, or
(3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may also be proved in any other manner which the Trustee deems sufficient.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or either Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

Section 105.   NOTICES, ETC., TO TRUSTEE, COMPANY AND GUARANTORS.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company or either Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
     Attention: Vice President or at the office of The Chase Manhattan Bank, N.A. (Buenos Aires) at the address specified in the first paragraph of this instrument, or

          (2) the Company or either Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, addressed, in the case of the Company, to it at the address of its principal office specified in the first paragraph of this instrument, to the attention of the General Manager of the Argentine Branch (or at any other address previously furnished in writing to the

     Trustee by the Company), with a copy to each Guarantor (to the attention of its Treasurer), and addressed, in the case of either Guarantor, to its principal office specified in the first paragraph of this instrument, to the attention of its Treasurer (or at any other address previously furnished in writing to the Trustee by the Guarantor).

Section 106.   NOTICE TO HOLDERS OF SECURITIES; WAIVER; LANGUAGE OF NOTICES,
ETC.

     Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event,

          (1) such notice shall be sufficiently given to Holders of Registered Securities (i) if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice and (ii) if published on a Business Day in an Authorized Newspaper in Argentina and, in the cases required by Argentine law, in the OFFICIAL GAZETTE OF ARGENTINA in accordance with such law, such published notice shall be given at least twice, the first such publication to be not earlier than the earliest date (if any), and not later than the latest date (if any), prescribed for the giving of such notice; and

          (2) such notice shall be sufficiently given to Holders of Bearer Securities affected by such event (i) if published on a Business Day in an Authorized Newspaper in The City of New York and in London, England, and if the Securities of such series are then listed on the Luxembourg Stock Exchange, in Luxembourg, and if the Securities of such series are then listed on any other stock exchange outside the United States and such stock exchange shall so require, in any other required city outside the United States, and in such other city or cities as may be specified in such Securities and, in the case of a Security in temporary global or permanent global form, if delivered to Euroclear and Cedel S.A. for communication by them to the Persons shown in their records as having interests therein and (ii) if published on a Business Day in an Authorized Newspaper in Argentina and, in the cases required by Argentine law, in the OFFICIAL GAZETTE OF ARGENTINA in accordance with such law, such published notice shall, in the case of clauses (i) and (ii), be given at least twice, the first such publication to be not earlier than the earliest date (if any), and not later than the latest date (if any), prescribed for the giving of such notice.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice properly given as provided herein to Holders of Bearer Securities. Notices to Holders given by mail will be deemed to have been validly given on the fifth Business Day after the date of such mailing, and notices to Holders published pursuant to clauses (1)(ii) and (2) of the first paragraph of this
Section 106 will be deemed to have been validly given on the Business Day which is the date of the latest such publication.

     In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities in a particular city in Europe as provided in clause (2) of the first paragraph of this Section 106, then such notification to Holders of Bearer Securities shall be published as provided above in an Authorized Newspaper of general circulation in Europe, or, if such publication shall also be impracticable, such notification shall be given in such manner as shall be approved by the Trustee. Any such notification shall constitute sufficient notice to such Holders for every purpose hereunder.

     In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Securities in Argentina as provided in clause (1) or (2) of the first paragraph of this Section 106, then such notification to Holders of Securities shall be given in such manner as shall be approved by the Trustee. Any such notification shall constitute sufficient notice to such Holders for every purpose hereunder.

     Neither the failure to give notice by publication to Holders of Registered Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice properly given as provided herein to Holders of Bearer Securities. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice properly given as provided herein to Holders of Registered Securities.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     Any request, demand, authorization, direction, notice, consent, waiver or other action required or permitted under this Indenture shall be in the English language; PROVIDED, HOWEVER, that any published notice may be in an official language of the country of publication; and, PROVIDED, FURTHER, that any such action taken by any Holder domiciled in Argentina or by the Company in respect of any Holder domiciled in Argentina or Holders of Bearer Securities shall include a Spanish translation.

Section 107.   CONFLICT WITH TRUST INDENTURE ACT.

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, such provision of the Trust Indenture Act shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108.   EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.   SUCCESSORS AND ASSIGNS.

     All covenants and agreements in this Indenture by the Company and the Guarantors shall bind their respective successors and assigns, whether so expressed or not.

Section 110.   SEPARABILITY CLAUSE.

     In case any provision in this Indenture, the Securities or coupons or the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.   BENEFITS OF INDENTURE.

     Nothing in this Indenture, the Securities or coupons or the Guarantees, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities or coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture, the Securities, coupons or Guarantees.

Section 112.   GOVERNING LAW.

     The Negotiable Obligations Law establishes the legal requirements necessary for the Securities to qualify as "negotiable obligations". The execution and delivery by the Argentine Branch of the Securities and any coupons shall be governed by the laws of Argentina. All other matters in respect of the Securities, any coupons, the Guarantee and this Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, United States.

Section 113.   CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

     The Company (including the Argentine Branch) and the Guarantors irrevocably submit to the non-exclusive jurisdiction of any court of the State of New York or any United States Federal court sitting in the Borough of Manhattan, The City of New York, United States, and any appellate court from any thereof in respect of any suit, action or proceeding that may be brought in connection with this Indenture, the Securities or the Guarantees. The Company and the Guarantors irrevocably waive, to the fullest extent permitted by law, any objection to any such suit, action or proceeding brought in such courts on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The Company and each Guarantor agree that final judgment (after exhaustion of all appeals) in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company or such Guarantor, as the case may be, and may be enforced in any court to the jurisdiction of which the Company or such Guarantor, as the case may be, is subject by a suit upon such judgment; PROVIDED, that service of process is validly effected upon the Company or such Guarantor, as the case may be. Notwithstanding the foregoing, any suit, action or proceeding brought in connection with this Indenture, the Securities or the Guarantees may be brought in any competent court in the City of Buenos Aires, Argentina, unless any suit, action or proceeding cannot be brought or maintained for any reason in the City of Buenos Aires, Argentina, in which case such suit, action or proceeding may be instituted in any competent court in Argentina.

Section 114.   LEGAL HOLIDAYS.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture, the Securities or coupons or the Guarantees (other than a provision of any Security or coupon which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity.

                                   ARTICLE TWO

                       Forms of Securities and Guarantees

Section 201.   FORMS GENERALLY.

     The Registered Securities, if any, of each series shall be in substantially the form set forth in this Article, or such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, and the Bearer Securities, if any, of each series and related coupons, if any, shall be in substantially such form (including temporary or permanent global form) as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable law or the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities or coupons as evidenced by their execution of the Securities or coupons. If temporary Securities of any series are issued in global form as permitted by Section 304, the form thereof shall be established as provided in the preceding sentence. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

     The definitive Securities and coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities or coupons, and subject to the prior approval of the CNV where applicable.

Section 202.   FORM OF FACE OF REGISTERED SECURITY.

     [INSERT ANY LEGEND REQUIRED BY THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER.]

                          AMOCO ARGENTINA OIL COMPANY,
                                ARGENTINE BRANCH

     (INCORPORATED AS A CORPORATION IN THE STATE OF DELAWARE, UNITED STATES OF AMERICA UNDER THE LAWS OF THE STATE OF DELAWARE ON SEPTEMBER 5, 1958, AND REGISTERED AS AN ARGENTINE BRANCH WITH THE PUBLIC REGISTRY OF COMMERCE ON NOVEMBER 25, 1958, UNDER NUMBER 60, PAGE (FOLIO) 60, BOOK 50, VOLUME B OF FOREIGN BY-LAWS AND ON NOVEMBER 24, 1969 UNDER NUMBER 62, PAGE (FOLIO) 95, BOOK 51, VOLUME B OF FOREIGN BY-LAWS, HAVING ITS PRINCIPAL EXECUTIVE OFFICES AT 200 EAST RANDOLPH DRIVE, CHICAGO, ILLINOIS 60601 AND ITS PRINCIPAL OFFICES IN ARGENTINA AT MAIPU 942 - PISO 19, 1340 BUENOS AIRES, ARGENTINA)

                             U.S. $________________
                      ___% NEGOTIABLE OBLIGATIONS DUE ____
                     Payment of Principal, Premium, if any,
                      [AND INTEREST, IF ANY,] Guaranteed by
                                AMOCO CORPORATION
                                       and
                                  AMOCO COMPANY

No._______________                                           U.S. $_____________

     AMOCO ARGENTINA OIL COMPANY, a corporation duly organized and existing under the laws of Delaware, acting through its Argentine Branch (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________, or registered assigns, the principal sum of _____ U.S. dollars on ________* [IF THE SECURITY IS TO BEAR INTEREST PRIOR TO MATURITY, INSERT -- , AND TO PAY INTEREST THEREON FROM OR FROM THE MOST RECENT INTEREST PAYMENT DATE TO WHICH INTEREST HAS BEEN PAID OR DULY PROVIDED FOR, SEMI-ANNUALLY ON ___________ AND ___________ IN EACH YEAR, COMMENCING ____________, AT THE
RATE OF ___% PER ANNUM, UNTIL THE PRINCIPAL HEREOF IS PAID OR MADE AVAILABLE FOR PAYMENT [IF APPLICABLE, INSERT -- , PROVIDED THAT ANY PRINCIPAL AND PREMIUM, AND ANY SUCH INSTALLMENT OF INTEREST, WHICH IS OVERDUE SHALL BEAR INTEREST AT THE RATE OF ___% PER ANNUM (TO THE EXTENT THAT THE PAYMENT OF SUCH INTEREST SHALL BE LEGALLY ENFORCEABLE), FROM THE DATES SUCH AMOUNTS ARE DUE UNTIL THEY ARE PAID OR MADE AVAILABLE FOR PAYMENT, AND SUCH INTEREST SHALL BE PAYABLE ON DEMAND]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security

---------------
* Insert a maturity date of not less than 90 days nor more than 30 years from the date of original issuance of the Securities of such series.

(or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ___________ or ___________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     [IF THE SECURITY IS NOT TO BEAR INTEREST PRIOR TO MATURITY, INSERT -- THE PRINCIPAL OF THIS SECURITY SHALL NOT BEAR INTEREST EXCEPT IN THE CASE OF A DEFAULT IN PAYMENT OF PRINCIPAL UPON ACCELERATION, UPON REDEMPTION OR AT STATED MATURITY AND IN SUCH CASE THE OVERDUE PRINCIPAL AND ANY OVERDUE PREMIUM SHALL BEAR INTEREST AT THE RATE OF ___% PER ANNUM (TO THE EXTENT THAT THE PAYMENT OF SUCH INTEREST SHALL BE LEGALLY ENFORCEABLE), FROM THE DATES SUCH AMOUNTS ARE DUE UNTIL THEY ARE PAID OR MADE AVAILABLE FOR PAYMENT. INTEREST ON ANY OVERDUE PRINCIPAL OR PREMIUM SHALL BE PAYABLE ON DEMAND. [ANY SUCH INTEREST ON OVERDUE PRINCIPAL OR PREMIUM WHICH IS NOT PAID ON DEMAND SHALL BEAR INTEREST AT THE RATE OF ___% PER ANNUM (TO THE EXTENT THAT THE PAYMENT OF SUCH INTEREST ON INTEREST SHALL BE LEGALLY ENFORCEABLE), FROM THE DATE OF SUCH DEMAND UNTIL THE AMOUNT SO DEMANDED IS PAID OR MADE AVAILABLE FOR PAYMENT. INTEREST ON ANY OVERDUE INTEREST SHALL BE PAYABLE ON DEMAND.]]

     Payment of the principal of (and premium, if any) and [IF APPLICABLE, INSERT -- ANY SUCH] interest on this Security will be made at the office or agency of the Company maintained for that purpose in ______ and at the office of _____________ in Buenos Aires, Argentina and, subject to any tax or other laws and regulations applicable thereto, at the specified offices of any other Paying Agents appointed by the Company, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts [IF APPLICABLE, INSERT -- ; PROVIDED, HOWEVER, THAT AT THE OPTION OF THE COMPANY PAYMENT OF INTEREST MAY BE MADE BY CHECK MAILED TO THE ADDRESS OF THE PERSON ENTITLED THERETO AS SUCH ADDRESS SHALL APPEAR IN THE SECURITY REGISTER].

     All payments in respect of this Security, including, without limitation, payments of principal, interest, and premium, if any, shall be made by the Company without withholding or deduction for or on account of any Taxes now or hereafter imposed or established by or on behalf of Argentina or any political subdivision thereof or taxing authority therein, except as otherwise set forth below. In the event any such Taxes are so imposed or established, the Company shall pay such Additional Amounts as may be necessary in order that the net amounts receivable by the Holder after any withholding or deduction in respect of such Taxes shall equal the respective amounts of principal, interest and premium, if any, which would have been receivable in respect of this Security in the absence of such withholding or deduction; PROVIDED, HOWEVER, that no such Additional Amounts shall be payable (i) to, or on behalf of, a Holder for or on account of any such Taxes that have been imposed by reason of the Holder being a resident of Argentina or having some connection with Argentina other than the mere holding or owning of this Security or the receipt of principal or interest or premium, if any, in respect hereof, (ii) to, or on behalf of, a Holder for or on account of any such Taxes that would not have been imposed but for the presentation by the Holder of this Security for payment (where presentation is required) on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later, except to the extent that the Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last date of such period of 30 days, (iii) with respect to any estate, inheritance, gift, sales, transfer, asset or personal property tax [IF APPLICABLE, INSERT -- (OTHER THAN ANY ARGENTINE INDIVIDUAL ASSET TAX IMPOSED ON OR PAID BY THE HOLDERS)*] or any similar tax, assessment or governmental charge, (iv) to, or on behalf of, a Holder for or on account of any such Taxes which are payable otherwise than by withholding or deduction from payments on or in respect of any Security, or (v) to, or on behalf of, a Holder of any Security to the extent that such Holder is liable for such Taxes that would not have been imposed but for the failure of such Holder to comply with any certification, identification, information, documentation or other reporting requirements if (a) such compliance is required by Argentine law, regulation or administrative practice or any applicable treaty as a precondition to exemption from, or reduction in the rate of, deduction or withholding of, such Taxes, (b) at least 30 days prior to the first Interest Payment Date with respect to which such requirements shall apply, the Company shall have notified all Holders of the Securities that such Holders will be required to comply with such requirements and (c) such requirements are not materially more onerous to such Holders (in form, in procedure or in the substance of information disclosed) than comparable information or other reporting requirements imposed under United States tax law, regulation and administrative practice (such as IRS Forms 1001, W-8 and W-9). Furthermore, no Additional Amounts shall be paid with respect to any payment on this Security to a Holder that is a fiduciary or partnership or other than the sole

---------------

* Insert, if applicable, provisions modifying any obligation of the Company to pay Additional Amounts in respect of any Argentine individual asset tax in accordance with Section 301 of the Indenture.

beneficial owner of such payment to the extent that a beneficiary or settlor with respect to such fiduciary or a member of such partnership or beneficial owner would not have been entitled to receive the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder.

     The Company shall also pay any stamp, issue, registration, documentary or other similar taxes and duties, including interest and penalties, payable in Argentina or any political subdivision thereof or taxing authority therein in respect of the creation, issuance and offering of the Securities. [IF APPLICABLE, INSERT -- THE COMPANY SHALL PAY AND INDEMNIFY EACH HOLDER OF A SECURITY FROM AND AGAINST ANY ARGENTINE INDIVIDUAL ASSET TAX IMPOSED ON OR PAID BY THE HOLDER.*] Furthermore, the Company shall indemnify each Holder of a Security from and against all court taxes or other taxes and duties, including interest and penalties, imposed on or paid by such Holder in Argentina in connection with any action permitted to be taken by such Holder to enforce the obligations of the Company under the Securities; PROVIDED, HOWEVER, the Company will not be required to pay or indemnify such Holder for such court taxes and other taxes and duties to the extent that such Holder is not successful in enforcing such obligations of the Company.**

     This Security is issued in the English language. The text of this Security has been translated into the Spanish language (a copy of which Spanish translation is annexed hereto), and the Company confirms that such Spanish translation is a true and accurate translation.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, neither this Security nor the Guarantee endorsed hereon shall be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

---------------
* Insert, if applicable, any provisions providing for any obligation of the Company to pay or indemnify the Holder from or against any Argentine individual asset tax in accordance with Section 301 of the Indenture.

** Insert, if applicable, provisions relating to payments of other Additional Amounts in respect of Taxes imposed or established by a country other than Argentina or any political subdivision thereof or taxing authority therein in accordance with Section 1007 of the Indenture.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                   AMOCO ARGENTINA OIL COMPANY,
                                     ACTING THROUGH ITS
                                     ARGENTINE BRANCH


Attest:                            By___________________________
                                       Title:
___________________________
[SEAL]                             By___________________________
                                       General Manager
Section 203.   FORM OF REVERSE OF REGISTERED SECURITY.

     This Security is a negotiable obligation under the Negotiable Obligations Law and is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of _______, 1995 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Company, Amoco Corporation, a corporation duly organized and existing under the laws of the State of Indiana, and Amoco Company, a corporation duly organized and existing under the laws of the State of Delaware (together, herein called the "Guarantors", which term includes any successor Person or Persons under such Indenture), and The Chase Manhattan Bank (National Association), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), Co-Registrar and Principal Paying Agent and The Chase Manhattan Bank, N.A. (Buenos Aires), as Registrar and Paying Agent, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [IF APPLICABLE, INSERT -- , LIMITED IN AGGREGATE PRINCIPAL AMOUNT TO U.S. $_____________].

     If at any time after the date of the Indenture as a result of any change in, or amendment to, laws or regulations, or as a result of any change in the application or official interpretation of laws or regulations, of Argentina or any political subdivision thereof or taxing authority therein [IF APPLICABLE, INSERT -- OR OF __________ OR ANY POLITICAL SUBDIVISION THEREOF OR TAXING AUTHORITY THEREIN] which change or amendment becomes effective after the date of the Indenture, the Company becomes obligated to pay any Additional Amounts and such obligation cannot be avoided by the Company taking reasonable measures available to it, then the Securities will be redeemable as a whole (but not in part), at the option of the Company, at any time upon not less than 30 nor more than 60 days' notice given to the Holders at their principal amount

(or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) together with accrued interest thereon to the Redemption Date. The Company shall also pay to the Holders on the Redemption Date any Additional Amounts which are then payable. In order to effect a redemption of the Securities of this series under this paragraph, the Company shall deliver to the Trustee at least 45 days prior to the Redemption Date (i) a certificate signed by two Directors of the Company stating that the obligation to pay such Additional Amounts cannot be avoided by the Company taking reasonable measures available to it and (ii) an opinion of independent legal counsel of recognized standing to the effect that the Company has or will become obligated to pay such Additional Amounts as a result of such change or amendment. No notice of redemption may be given earlier than 60 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts were a payment in respect of the Securities of this series then due.*

     [IF APPLICABLE, INSERT -- THE SECURITIES OF THIS SERIES ARE SUBJECT TO REDEMPTION UPON NOT LESS THAN 30 DAYS' NOTICE BY MAIL, [IF APPLICABLE, INSERT --
(1) ON _____________ IN ANY YEAR COMMENCING WITH THE YEAR _________ AND ENDING WITH THE YEAR __________ THROUGH OPERATION OF THE SINKING FUND FOR THIS SERIES AT A REDEMPTION PRICE EQUAL TO 100% OF THE PRINCIPAL AMOUNT, AND (2)] at any time [IF APPLICABLE, INSERT -- ON OR AFTER _________, 19__], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [IF APPLICABLE, INSERT -- ON OR BEFORE ______, ___%, AND IF REDEEMED] during the 12-month period beginning _______ of the years indicated,


                    REDEMPTION                        REDEMPTION
YEAR                PRICE              YEAR           PRICE
----                ----------         ----           ----------


and thereafter at a Redemption Price equal to __% of the principal amount, together in the case of any such redemption [IF APPLICABLE, INSERT -- (WHETHER THROUGH OPERATION OF THE SINKING FUND OR OTHERWISE)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

---------------
* Insert, if applicable, any provisions providing for any additional redemption for tax reasons if the Company becomes obligated to pay or indemnify the Holder from or against any Argentine individual asset tax in accordance with Section 301 of the Indenture.

     [IF APPLICABLE, INSERT -- THE SECURITIES OF THIS SERIES ARE SUBJECT TO REDEMPTION UPON NOT LESS THAN 30 DAYS' NOTICE BY MAIL, (1) ON _______ IN ANY YEAR COMMENCING WITH THE YEAR ________ AND ENDING WITH THE YEAR ____________ THROUGH OPERATION OF THE SINKING FUND FOR THIS SERIES AT THE REDEMPTION PRICES FOR REDEMPTION THROUGH OPERATION OF THE SINKING FUND (EXPRESSED AS PERCENTAGES OF THE PRINCIPAL AMOUNT) SET FORTH IN THE TABLE BELOW, AND (2) AT ANY TIME [IF APPLICABLE, INSERT -- ON OR AFTER __________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ____________ of the years indicated,

                    REDEMPTION PRICE
                     FOR REDEMPTION     REDEMPTION PRICE FOR
                    THROUGH OPERATION   REDEMPTION OTHERWISE
                         OF THE        THAN THROUGH OPERATION
     YEAR             SINKING FUND       OF THE SINKING FUND
     ----           ----------------   ----------------------



and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

     [IF APPLICABLE, INSERT -- NOTWITHSTANDING THE FOREGOING, THE COMPANY MAY NOT, PRIOR TO _________, REDEEM ANY SECURITIES OF THIS SERIES AS CONTEMPLATED BY [IF APPLICABLE, INSERT -- CLAUSE (2) OF] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ___% per annum.]

     [IF APPLICABLE, INSERT -- THE SINKING FUND FOR THIS SERIES PROVIDES FOR THE REDEMPTION ON ______ IN EACH YEAR BEGINNING WITH THE YEAR ______ AND ENDING WITH THE YEAR _______ OF [IF APPLICABLE, INSERT -- NOT LESS THAN U.S. $__________ ("MANDATORY SINKING FUND") AND NOT MORE THAN] U.S. $__________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [IF APPLICABLE, INSERT -- MANDATORY] sinking fund payments may be credited against subsequent [IF APPLICABLE, INSERT -- MANDATORY] sinking fund payments otherwise required to be made [IF APPLICABLE, INSERT -- , IN THE INVERSE ORDER IN WHICH THEY BECOME DUE].]

     [IF THE SECURITY IS SUBJECT TO REDEMPTION OF ANY KIND, INSERT -- IN THE EVENT OF REDEMPTION OF THIS SECURITY IN PART ONLY, A NEW

SECURITY OR SECURITIES OF THIS SERIES AND OF LIKE TENOR FOR THE UNREDEEMED PORTION HEREOF WILL BE ISSUED IN THE NAME OF THE HOLDER HEREOF UPON THE CANCELLATION HEREOF.]

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

     [IF THE SECURITY IS NOT AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT -- IF AN EVENT OF DEFAULT WITH RESPECT TO SECURITIES OF THIS SERIES SHALL OCCUR AND BE CONTINUING, THE PRINCIPAL OF THE SECURITIES OF THIS SERIES MAY BE DECLARED DUE AND PAYABLE IN THE MANNER AND WITH THE EFFECT PROVIDED IN THE INDENTURE.]

     [IF THE SECURITY IS AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT -- IF AN EVENT OF DEFAULT WITH RESPECT TO SECURITIES OF THIS SERIES SHALL OCCUR AND BE CONTINUING, AN AMOUNT OF PRINCIPAL OF THE SECURITIES OF THIS SERIES MAY BE DECLARED DUE AND PAYABLE IN THE MANNER AND WITH THE EFFECT PROVIDED IN THE INDENTURE. SUCH AMOUNT SHALL BE EQUAL TO -- INSERT FORMULA FOR DETERMINING THE AMOUNT. UPON PAYMENT (I) OF THE AMOUNT OF PRINCIPAL SO DECLARED DUE AND PAYABLE AND (II) OF INTEREST ON ANY OVERDUE PRINCIPAL, PREMIUM AND INTEREST (IN EACH CASE TO THE EXTENT THAT THE PAYMENT OF SUCH INTEREST SHALL BE LEGALLY ENFORCEABLE), ALL OF THE COMPANY'S OBLIGATIONS IN RESPECT OF THE PAYMENT OF THE PRINCIPAL OF AND PREMIUM AND INTEREST, IF ANY, ON THE SECURITIES OF THIS SERIES SHALL TERMINATE.]

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company, the Guarantors and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series (or all series, as the case may be) at the time Outstanding, on behalf of the Holders of all Securities of such series (or all series, as the case may be), to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series (or all series, as the case may be) at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series (or all series, as the case may be) at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office of the Registrar or Co-Registrar or any agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Registrar and Co-Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of U.S. $______ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, either Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, either Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Negotiable Obligations Law establishes the legal requirements necessary for this Security to qualify as a "Negotiable Obligation". The execution and delivery by the Argentine Branch of this Security shall be governed by the laws of Argentina. All other matters in respect of this Security, the Indenture and the Guarantees shall be governed by, and construed in accordance with, the laws of the State of New York, United States.

     The Company (including the Argentine Branch) and the Guarantors irrevocably submit to the non-exclusive jurisdiction of any court of the State of New York or any United States Federal court sitting in the Borough of Manhattan, The City of New York, United States, and any appellate court from any thereof in respect of any suit, action or proceeding that may be brought in connection with the Indenture, the Securities or the Guarantees. The Company and the Guarantors irrevocably waive, to the fullest extent permitted by law, any objection to any such suit, action or proceeding brought in such courts on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The Company and the Guarantors agree that final judgment (after exhaustion of all appeals) in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company or the relevant Guarantor, as the case may be, and may be enforced in any court to the jurisdiction of which the Company or the relevant Guarantor, as the case may be, is subject by a suit upon such judgment; PROVIDED, that service of process is validly effected upon the Company or the relevant Guarantor, as the case may be. Notwithstanding the foregoing, any suit, action or proceeding brought in connection with the Indenture, the Securities or the Guarantees may be brought in any competent court in the City of Buenos Aires, Argentina, unless any suit, action or proceeding cannot be brought or maintained for any reason in the City of Buenos Aires, Argentina, in which case such suit, action or proceeding may be instituted in any competent court in Argentina.

     No recourse for the payment of the principal of, premium, if any, or interest, if any, on this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture, or in this Security, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator or shareholder or, subject to the provisions of Article 34 of the Negotiable Obligations Law, any officer or director, as such, past, present or future, of the Company or of any successor corporation thereof, either directly or through the Company or any successor of the Company in the Indenture or in any supplemental indenture, or in this Security, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of the Indenture and the issue of this Security.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 204.  FORM OF LEGEND FOR GLOBAL REGISTERED SECURITIES.

     Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Registered Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

     "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE".

Section 205.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

     The Trustee's certificates of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                      THE CHASE MANHATTAN BANK
                                        (NATIONAL ASSOCIATION),
                                                     AS TRUSTEE


                                       By ______________________
                                           AUTHORIZED OFFICER


Section 206.   FORM OF GUARANTEES.

     The Guarantees to be endorsed on the Securities of each series shall be in substantially the form set forth in this Section, or in such other form (subject to the provisions set forth in Section 1402) as shall be established by or pursuant to a Board Resolution of each Guarantor or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rule or regulation made pursuant thereto or with the rules of any securities exchange or to conform to general usage or as may, consistently herewith, be determined by the officers executing such Guarantees, as evidenced by their execution of such Guarantees. If the form of Guarantee with respect to the Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of each Guarantor and delivered to the Trustee at or prior to the delivery of the related Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

     The Guarantees to be endorsed on the definitive Securities of any series shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Guarantees, as evidenced by their execution of such Guarantees, and subject to the prior approval of the CNV where applicable.

     The Guarantees to be endorsed on the Securities shall, subject to the first paragraph of this Section, be in substantially the following form:

                                    GUARANTEE

         For value received, AMOCO CORPORATION, a company organized under the laws of Indiana, and AMOCO COMPANY, a company organized and existing under the laws of Delaware (together, herein called the "Guarantors", which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby, jointly and severally, unconditionally guarantee to the Holder of the Security upon which this Guarantee is endorsed, [IF APPLICABLE, INSERT -- AND TO EACH HOLDER OF ANY COUPON APPERTAINING THERETO,] the due and punctual payment of the principal of (and premium, if any) and interest, if any, on such Security (including all Additional Amounts payable by the Company in respect thereof pursuant to such Security and any coupon appertaining thereto), any other amount due and payable pursuant to the terms of the Indenture and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of the Company punctually to make any such payment, each Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration or otherwise, and as if such payment were made by the Company, and to pay any and all Additional Amounts payable in respect thereof pursuant to such Security and any coupon appertaining thereto and Section 1007 of such Indenture.

         Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Security [IF APPLICABLE, INSERT -- OR COUPON] or the Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of such Security [IF APPLICABLE, INSERT -- OR COUPON] or the Trustee or either of them with respect to any provisions thereof or of the Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor hereby waives the benefits of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security [IF APPLICABLE, INSERT -- OR COUPON] or the indebtedness evidenced thereby or with respect to any sinking fund payment required pursuant to the terms of such Security and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of (and premium, if any) and interest, if any, on such Security [IF APPLICABLE, INSERT -- OR COUPON (INCLUDING ALL ADDITIONAL AMOUNTS PAYABLE IN RESPECT THEREOF PURSUANT TO SUCH SECURITY AND ANY COUPON APPERTAINING THERETO)]. Each Guarantor hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest, if any, on such Security, or a default in any sinking fund or analogous payment referred to therein, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security [IF APPLICABLE, INSERT -- OR COUPON], on the terms and conditions set forth in the Indenture, directly against such Guarantor to enforce this Guarantee without first proceeding against the Company or the other Guarantor.

         Each Guarantor shall be subrogated to all rights of the Holder of the Security upon which this Guarantee is endorsed [IF APPLICABLE, INSERT -- AND OF ANY COUPON APPERTAINING THERETO] against the Company in respect of any amounts paid by such Guarantor on account of such Security [IF APPLICABLE, INSERT -- OR COUPON] pursuant to the provisions of this Guarantee or the Indenture; PROVIDED, HOWEVER, that such Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest, if any, on such Security and all other Securities of the same series [IF APPLICABLE, INSERT -- AND COUPONS APPERTAINING THERETO] issued under the Indenture (including all Additional Amounts payable in respect thereof) shall have been paid in full.

         All terms used in this Guarantee which are defined in the Indenture referred to in the Security upon which this Guarantee is endorsed shall have the meanings assigned to them in such Indenture.

         All references in this Guarantee to principal, premium or interest in respect of any Security or coupon appertaining thereto shall be deemed to mean and include all Additional Amounts, if any, payable in respect of such principal, premium or interest, unless the context otherwise requires, and express mention of the payment of Additional Amounts in any provision hereof shall not be construed as excluding reference to Additional Amounts in those provisions hereof where such express mention is not made.

         This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

         No recourse for the payment of the principal of, premium, if any, or interest, if any, under this Guarantee, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of either Guarantor in the Indenture or in any supplemental indenture, or in this Guarantee, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator or shareholder or any officer or director, as such, past, present or future, of such Guarantor or of any successor corporation thereof, either directly or through such Guarantor or any successor of such Guarantor in the Indenture or in any supplemental indenture, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of the Indenture and the issue of the Security on which this Guarantee is endorsed.

         This Guarantee is issued in the English language. The text of this Guarantee has been translated into the Spanish language (a copy of which Spanish translation is annexed hereto), and the Company confirms that such Spanish translation is a true and accurate translation.

         This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature of one of its authorized officers.

         IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed.

                                   AMOCO CORPORATION

                                   By: _______________________

Attest:

____________________________

                                   AMOCO COMPANY


                                   By: ________________________

Attest:

_____________________________


     Each Guarantee shall be dated the date of the Security upon which it is endorsed. Reference is made to Article Fourteen for further provisions with respect to the Guarantees.

Section 207.   SECURITIES IN GLOBAL FORM.

     If Securities of a series are issuable in global form, as specified as contemplated by Section 301, then, notwithstanding the provisions of
Section 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee or an Authenticating Agent in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee or an Authenticating Agent pursuant to Section 303 or Section 304. Subject to the provisions of
Section 303 and, if applicable, Section 304, the Trustee or an Authenticating Agent, as the case may be, shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

     The provisions of the last sentence of Section 303 shall apply to any security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee or an Authenticating Agent the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of this Section 207.

     Notwithstanding the provisions of Sections 201 and 307, unless otherwise specified as contemplated by Section 301, payment of principal of and any premium and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

     Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Guarantors, the Trustee and any agent of the Company, either Guarantor or the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security as shall be specified in a written statement of the Holder of such permanent global Security or, in the case of a permanent global Security in bearer form, of Euroclear or Cedel S.A. which is produced to the Trustee or such agent by such Person.

                                  ARTICLE THREE

                                 The Securities

Section 301.   AMOUNT; ISSUABLE IN SERIES.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to U.S. $200,000,000 or the U.S. dollar equivalent in one or more foreign currencies (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder).

     The Securities may be issued in one or more series.

     The original issuance of any Securities of a series shall occur prior to ________, 2000. The Securities of each series shall have the same original issue date (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to
Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder).

     There shall be established by or pursuant to a Board Resolution of the Company, by or pursuant to a General Manager

Resolution of the Argentine Branch and by or pursuant to a Board Resolution of each Guarantor and, subject to Section 303, set forth, or determined in the manner provided, in Officers' Certificates of the Company and each Guarantor, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

         (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

         (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

         (3) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both, whether any Securities of the series are to be issuable initially in temporary global form, any date, or the manner of determination of any date, prior to which interests in any such temporary global security may not be exchanged for definitive Securities of such series and the extent to which and the manner in which any interest on such temporary global security may be paid, and whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in
     Section 305;

         (4) (i) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, (ii) the manner in which, or the Person to whom, any interest on any Bearer
     Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and (iii) the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 304;

         (5) the date or dates on which the principal of and premium, if any, on any Securities of the series is payable

     (the final date of which shall be not less than 90 days nor more than 30 years from the date of original issuance of the Securities of such series);

         (6) the rate or rates at which any Securities of the series shall bear interest, if any, or the manner of calculating such rate or rates, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Registered Securities on any Interest Payment Date;

         (7)   the place or places where, subject to the provisions of
     Section 1002, the principal of and any premium, interest and Additional Amounts on any Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, any Securities of the series may be surrendered for exchange and notices and demands to or upon the Company and the Guarantors in respect of any Securities of the series of this Indenture may be served; PROVIDED that for each series of Securities issued hereunder, the City of Buenos Aires, Argentina shall be designated as one such place;

         (8) if other than as set forth in Section 1108, the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

         (9) the obligation, if any, of the Company to redeem, purchase or repay any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

         (10) if other than denominations of U.S. $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

         (11) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

         (12) if other than the U.S. dollar (the currency of the United States), the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in U.S. dollars for any purpose, including for purposes of the definition of "Outstanding" in Section 101;

         (13) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

         (14) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

         (15) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

         (16) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 1302 or Section 1303 or both such Sections and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

         (17) if applicable, that any Registered Securities of the series shall be issuable in whole or in part in the form of one or more Global Registered Securities and, in such case, the respective Depositaries for such Global Registered Securities, the form of any legend or legends which shall be borne by any such Global Registered Security in addition to or in lieu of that set forth in Section 204 and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of
     Section 305 in which any such Global Registered Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Registered Security in whole or in part may be registered, in the name or names of Persons other than the

     Depositary for such Global Registered Security or a nominee thereof;

         (18) whether any legends shall be stamped or imprinted on all or a portion of the Securities of the series, and the terms and conditions upon which any legends may be removed;

         (19) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

         (20)  the Guarantees of the Securities of such series pursuant to
     Section 206;

         (21) if other than as set forth in Section 1007, whether and under what circumstances the Company will pay Additional Amounts on the Securities of the series and, if other than as set forth in Section 1108, whether the Company will have the option to redeem such Securities rather than pay such Additional Amounts;

         (22) whether, under what circumstances and to what extent the Company will pay and indemnify the Holders of the Securities of the series from and against any Argentine individual asset tax or other tax, if other than as set forth in Section 1007, and whether the Company will have the option to redeem such Securities rather than pay or indemnify such Holders from and against any such tax;

         (23) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series;

         (24) any other terms of the series (which terms shall not be inconsistent in any material respect with the provisions of this Indenture, except as permitted by Section 901(5)); and

         (25) any trustees, authenticating or paying agents, transfer agents, registrars or any other agents or depositaries with respect to the Securities of the series.

     All Securities (and Guarantees endorsed thereon) of any one series and the coupons appertaining to any Bearer Securities of such series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution of the Company and each Guarantor, respectively, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and each Guarantor, respectively, and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

Section 302.   DENOMINATIONS.

     Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, any Registered Securities of a series shall be issuable in denominations of U.S. $1,000 and integral multiples thereof and any Bearer Securities of a series shall be issuable in denominations of U.S. $1,000 and integral multiples thereof.

     Each Security shall, for purposes of Argentine law, be deemed to be comprised of negotiable obligations with a face value of U.S.$1.00 each and, accordingly, each U.S.$1,000 in principal amount of Securities will, for such purposes, be deemed to comprise 1,000 negotiable obligations.

Section 303.   EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

     The Securities shall be executed on behalf of the Company by its _______________, attested by its Secretary or one of its Assistant Secretaries, and by the General Manager of the Argentine Branch. The signature of any of these officers on the Securities may be manual or, if authorized by the CNV, facsimile. Coupons shall bear the manual or, if authorized by the CNV, facsimile signature of the _________ of the Company and the General Manager of the Argentine Branch.

     Securities and coupons bearing the manual or, if authorized by the CNV, facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities, and such Securities nevertheless may be authenticated and delivered or disposed of as though the individual who signed such Securities had not ceased to be such officer of the Company.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any coupons appertaining thereto, executed by the Company and having Guarantees endorsed thereon, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; PROVIDED, HOWEVER, that, in connection with its sale during the restricted period (as defined in U.S. Treasury Regulation 1.163-5(c)(2)(i)(D)(7)), no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and PROVIDED, FURTHER, that a Bearer Security (other than a temporary global Security) shall not be delivered to any Person

(other than to Euroclear or Cedel S.A.) entitled to delivery thereof except upon delivery by such Person to the Company or its agent of a certificate in the form set forth in Exhibit A to this Indenture, dated no earlier than the Certification Date, and where the Person entitled to delivery of such Bearer Security is Euroclear or Cedel S.A. of a certificate in the form set forth in Exhibit A and the delivery by Euroclear and Cedel S.A. to the Company or its agent of a certificate in the form set forth in Exhibit B. If any Security shall be represented by a permanent global Bearer Security, then, for purposes of this Section and Section 304, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary global Security shall be deemed to be a delivery of definitive Securities representing such beneficial owner's interests. Except as permitted by Section 306, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled. If the form or terms of the Securities of the series and any related coupons or the Guarantees endorsed thereon have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201, 206 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating:

         (a) if the forms of such Securities and any related coupons or of the Guarantees endorsed thereon have been established by or pursuant to Board Resolution as permitted by Section 201 or 206, that such forms have been established in conformity with the provisions of this Indenture;

         (b) if the terms of such Securities and any related coupons have been established by or pursuant to Board Resolution as permitted by Section
     301, or if terms of the Guarantees to be endorsed thereon have been established by or pursuant to Board Resolution as permitted by Section
     206, that such terms have been established in conformity with the provisions of this Indenture; and

         (c) that such Securities, together with any coupons appertaining thereto, when authenticated and delivered by the Trustee and issued by the Company, and the Guarantees endorsed thereon, when delivered by the Trustee and issued by the Guarantors, in each case in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company and each Guarantor, respectively, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

The Trustee shall have the right to decline to authenticate and deliver, any Securities, with the Guarantees endorsed thereon, under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees or vice presidents and/or Responsible Officers of the Trustee shall determine that such action would expose the Trustee to personal liability.

     Each Registered Security shall be dated the date of its authentication, and unless otherwise provided in or with respect to the Securities of a series, each Bearer Security shall be dated as of the date of original issuance of the first Security of such series to be issued.

     No Security or coupon or Guarantee shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security, or the Security to which such coupon appertains, a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304.   TEMPORARY SECURITIES.

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities and having endorsed thereon Guarantees substantially of the tenor of the definitive Guarantees in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and such Guarantees may determine, as evidenced by their execution of such Securities. In the case of any series issuable as Bearer Securities, such temporary Securities may be in global form. A temporary Bearer Security shall be delivered only in compliance with the conditions set forth in Section 303 and in this Section 304.

     Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series, with Guarantees endorsed thereon, to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series, with Guarantees endorsed thereon, upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 1002 in a Place of Payment for such series for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount which have endorsed thereon the Guarantees; PROVIDED, HOWEVER, that no definitive Bearer Security shall be issued in exchange for a temporary Registered Security; and PROVIDED, FURTHER, however, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in
Section 303 and in this Section 304.

     If temporary Securities of any series are issued in global form, any such temporary global Security, with Guarantees endorsed thereon, shall, unless otherwise provided therein, be delivered to the London office of a depositary or common depositary (the "Common Depositary"), for the benefit of Euroclear and Cedel S.A., for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

     Subject to the conditions set forth in Section 303 and this Section 304, without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security of a series (the "Exchange Date"), the Company shall deliver to the Trustee or to an Authenticating Agent definitive Securities, with Guarantees endorsed thereon, in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. On or after the Exchange Date such temporary global Security shall be surrendered by the Common Depositary to the Trustee or the Authenticating Agent, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities of a series, with Guarantees endorsed thereon, without charge and the Trustee or the Authenticating Agent shall authenticate and deliver, in exchange for each portion of such temporary global Security, a like aggregate principal amount of definitive Securities of the same series, with Guarantees endorsed thereon, of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged; PROVIDED, HOWEVER, that, unless otherwise specified in such temporary global Security, upon such presentation by the Common Depositary, such temporary global

Security must be accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by Cedel S.A. as to the portion of such temporary global Security held for its account then to be exchanged, each in the form set forth in Exhibit B to this Indenture. The definitive Securities to be delivered in exchange for any such temporary global Security shall have endorsed thereon the Guarantees and shall be in registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; PROVIDED, HOWEVER, that definitive Securities, with Guarantees endorsed thereon, shall be delivered in exchange for a portion of a temporary global Security only in compliance with the requirements of Section 303 and this
Section 304.

     Unless otherwise specified in the temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged on the Exchange Date for an interest in a permanent global Security of the same series and of like tenor which have endorsed thereon the Guarantees unless, on or prior to the Exchange Date, (i) such beneficial owner has not delivered to Euroclear or Cedel S.A., as the case may be, a certificate in the form set forth in Exhibit A to this Indenture dated no earlier than the Certification Date, copies of which certificate shall be available from the offices of Euroclear and Cedel S.A., the Trustee, and any Authenticating Agent appointed for such series of Securities or (ii) Euroclear or Cedel S.A., as the case may be, has not delivered to the Company or its agent a certificate substantially in the form of Exhibit B. After the Exchange Date, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for an interest in a permanent global Security of the same series and of like tenor, with Guarantees endorsed thereon, following such beneficial owner's delivery to Euroclear or Cedel S.A., as the case may be, of a certificate in the form set forth in Exhibit A to this Indenture dated no earlier than the Certification Date, and the delivery by Euroclear or Cedel S.A., as the case may be, to the Company or its agent of a certificate substantially in the form of Exhibit B. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euroclear or Cedel S.A. Definitive Securities in bearer form, with Guarantees endorsed thereon, to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States.

     Until exchanged in full as hereinafter provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary global Security on an Interest Payment Date for Securities of such series shall be payable to Euroclear and Cedel S.A. on such Interest Payment Date upon delivery by Euroclear and Cedel S.A. to the Trustee or an Authenticating Agent of a certificate or certificates in the form set forth in Exhibit B to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euroclear or Cedel S.A., as the case may be, a certificate in the form set forth in Exhibit A to this Indenture. If such Interest Payment Date occurs prior to the issuance of definitive Securities (including a permanent global Security) with respect to the portion of the temporary global Security that relates to such interest, Euroclear or Cedel S.A., as the case may be, upon the receipt of such certificate or, if later, the Exchange Date, shall exchange, in accordance with the procedures hereinabove provided, the portion of the temporary global Security that relates to such certificate for definitive Securities (which, unless otherwise provided in the temporary global Security, shall be a permanent global Security). Any interest so received by Euroclear and Cedel S.A. and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of three years after such Interest Payment Date in order to be repaid to the Company or the relevant Guarantor in accordance with Section 1003.

Section 305.   REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

     Subject to any applicable laws and such reasonable regulations as it may prescribe, The Chase Manhattan Bank, N.A. (Buenos Aires), as Registrar, shall keep the Security Register in Spanish at its registrar offices in the City of Buenos Aires, Argentina set forth in the first paragraph of this Indenture for the registration of ownership, exchange, and transfer of the Securities. The Chase Manhattan Bank (National Association), as Co-Registrar, shall maintain a record in English of all registrations of ownership, exchange and transfer of Securities. The Co-Registrar shall give prompt notice to the Registrar and the Registrar shall likewise give prompt notice to the Co-Registrar of any registration of ownership, exchange or transfer of Securities. Included in the books and records for the Securities shall be notations as to whether such Securities have been paid, exchanged or transferred and cancelled or lost, stolen, mutilated or destroyed and whether such Securities have been replaced. In the case of the replacement of any of the Securities, the Registrar and the Co-Registrar shall keep a record of the Security so replaced and the Security issued in replacement thereof. In the case of the cancellation of any of the Securities, the Registrar and the Co-Registrar shall keep a record of the Security so cancelled and the date on which such Security was cancelled. The costs and expenses of effecting any exchange or registration of transfer except for the expense of delivery by other than regular mail (if any) and except for the payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith shall be borne by the Company.

     Upon surrender for registration of transfer of any Registered Security of a series at the office of either the Registrar or Co-Registrar, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, each such Security having endorsed thereon a Guarantee.

     Except as otherwise provided in Section 303 or 304 or in a Company Order, at the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, each such Security having endorsed thereon a Guarantee, upon surrender of the Securities to be exchanged at the office of either the Registrar or Co-Registrar. Whenever any Securities are so surrendered for exchange, the Company shall execute, each Guarantor shall execute its Guarantees endorsed thereon, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Bearer Securities may not be issued in exchange for Registered Securities.

     Except as otherwise provided in Section 303 or 304 or in a Company Order, at the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of like tenor and aggregate principal amount, each such Security having endorsed thereon a Guarantee, upon surrender of the Bearer Securities to be exchanged at the office of either the Registrar or Co-Registrar, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Guarantors in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company, the Guarantors and the Trustee (or such other agent of the Company or the Guarantors appointed for such purpose) if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; PROVIDED, HOWEVER, that, except as otherwise provided in
Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. No such check which is mailed shall be mailed to an address in the United States, nor shall any transfer made in lieu of a check be made to an account maintained by the payee with a bank in the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office in exchange for a Registered Security of the same series and like tenor, with the Guarantee endorsed thereon, after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of the Indenture.

     Whenever any Securities are so surrendered for exchange, the Company shall execute, the Guarantors shall execute their respective Guarantees endorsed thereon, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a permanent global Security are entitled to exchange such interests for Securities of such series, with Guarantees endorsed thereon, and like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 301, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee or an Authenticating Agent definitive Securities of that series, with Guarantees endorsed thereon, in aggregate principal amount equal to the principal amount of such permanent global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered from time to time in accordance with instructions given to the Trustee or an Authenticating Agent and the Common Depository (which instructions shall be in writing and need not comply with Section 102 or be accompanied by an Opinion of Counsel) by the Common Depositary or such other depositary or common depository as shall be specified in the Company Order with respect thereto to the Trustee or an Authenticating Agent, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge and the Trustee or an Authenticating Agent shall authenticate and deliver, in exchange for each portion of such permanent global Security, a like aggregate principal amount of definitive Securities of the same series, with Guarantees endorsed thereon, of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified as contemplated by Section 301, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; PROVIDED, HOWEVER, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending on the relevant Redemption Date; and PROVIDED, FURTHER, that no Bearer Security delivered in exchange for a portion of a permanent global Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such permanent global Security shall be returned by the Trustee or an Authenticating Agent, as the case may be, to the Common Depository or such other common depository referred to above in accordance with the instructions referred to above. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

     Notwithstanding anything in this Section to the contrary, neither the Company nor the Trustee (which shall be fully protected in relying on an Officers' Certificate and an Opinion of Counsel) shall be required to exchange any Bearer Security for a Registered Security if such exchange would result in adverse United States Federal income tax consequences to the Company (including the inability of the Company to deduct from its income, as computed for United States Federal income tax purposes, the interest payable on any Securities) under then applicable United States Federal income tax laws.

     All Securities and the Guarantees endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and each Guarantor, respectively, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities and the Guarantees endorsed thereon surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, either Guarantor, the Trustee or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Guarantors and the Registrar, Co-Registrar or any transfer agent duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

     If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (i) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before any selection of Securities of that Series to be redeemed and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer or exchange of any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor, PROVIDED that such Registered Security shall be simultaneously surrendered for redemption.

     The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Registered Securities:

         (1) Each Global Registered Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Registered Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Registered Security shall constitute a single Security for all purposes of this Indenture.

         (2) Notwithstanding any other provision in this Indenture, no Global Registered Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Registered Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Registered Security or a nominee thereof unless
     (A) such Depositary (i) has notified the Company and the Guarantors that it is unwilling or unable to continue as Depositary for such Global Registered Security or (ii) has ceased to be a clearing agency registered under the Exchange Act,
     (B) there shall have occurred and be continuing an Event of Default with respect to such Global Registered Security, (C) the Person who is the beneficial owner of an interest in such Global Registered Security notifies the Registrar or the Co-Registrar in writing that it is an Argentine Entity (or other Argentine Person who is subject to Taxes imposed or established by Argentina or any political subdivision thereof or taxing authority therein with respect to payments in respect of the Securities and as to which the Company has a withholding obligation) and is, therefore, required to hold Securities in the form of one or more definitive Registered Securities, or (D) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301.

         (3) Subject to Clause (2) above, any exchange of a Global Registered Security for other Securities may be made in whole or in part, and all Registered Securities issued in exchange for a Global Registered Security or any portion thereof shall be registered in such names as the Depositary for such Global Registered Security shall direct.

         (4) Every Registered Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section 305,
     Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Registered Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Registered Security or a nominee thereof.

Section 306.   MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES AND COUPONS.

     If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount, having endorsed thereon a Guarantee and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

     If there shall be delivered to the Company, either Guarantor or the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Company, such Guarantor or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the

Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount, having endorsed thereon a Guarantee and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

     In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or coupon; PROVIDED, HOWEVER, that principal of and any premium and interest on Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security or in exchange for a Security to which a mutilated, destroyed, lost or stolen coupon appertains, and the Guarantee endorsed thereon, shall constitute an original additional contractual obligation of the Company and the Guarantors, whether or not the mutilated, destroyed, lost or stolen Security and its coupons, if any, or the mutilated, destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

Section 307.   PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

     Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Registered Securities of such series in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

         (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308.   PERSONS DEEMED OWNERS.

     Prior to due presentment of a Registered Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, either Guarantor or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of and any premium and (subject to Section 305 and Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, either Guarantor, the Trustee nor any agent of the Company, either Guarantor or the Trustee shall be affected by notice to the contrary.

     Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Company, the Guarantors, the Trustee and any agent of the Company, either Guarantor or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, either Guarantor, the Trustee nor any agent of the Company, either Guarantor or the Trustee shall be affected by notice to the contrary.

Section 309.   CANCELLATION.

     All Securities and coupons surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment or analogous obligation shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. All Registered Securities and matured coupons so delivered shall be promptly cancelled by the Trustee or such agent as shall be appointed for such purpose by the Trustee (and each reference to this Section 309 shall be deemed to include any such agent). All Bearer Securities and unmatured coupons so delivered shall be cancelled by the Trustee. All Bearer Securities and unmatured coupons held by the Trustee pending such cancellation shall be deemed to be delivered for cancellation for all purposes of this Indenture and the Securities. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities and coupons held by the Trustee shall be destroyed by the Trustee, and the Trustee shall deliver to the Company a certificate of such destruction. If the Company or either Guarantor shall acquire any of the Securities or coupons, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities or coupons unless and until the same are surrendered to the Trustee for cancellation.

Section 310.   COMPUTATION OF INTEREST.

     Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR

                           Satisfaction and Discharge

Section 401.   SATISFACTION AND DISCHARGE OF INDENTURE.

     This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for, and the right to receive Additional Amounts, as provided in Section 1007), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (1)   either

               (A) all Securities theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in
         Section 305, (ii) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in
         Section 306, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1106, and
         (iv) Securities and coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company or either Guarantor and thereafter repaid to the Company or such Guarantor or discharged from such trust, as provided in Section 1003) and not theretofore cancelled have been delivered to the Trustee (or any other agent of the Company for such purpose) for cancellation; or

               (B) all such Securities and, in the case of (i) or (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee (or any other agent of the Company for such purpose) for cancellation

                    (i) have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption,

         and the Company or either Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities and coupons not theretofore delivered to the Trustee for cancellation, for principal and any premium, interest and Additional Amounts to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (2) the Company or either Guarantor has paid or caused to be paid all other sums payable hereunder by the Company; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantors to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause
(B) of Clause (1) of this Section, the obligations of the Trustee under
Section 402 and the last paragraph of Section 1003 shall survive.

Section 402.   APPLICATION OF TRUST MONEY.

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or either Guarantor acting as Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium, interest and Additional

Amounts for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    Remedies

Section 501.   EVENTS OF DEFAULT.

     "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) default in the payment of any installment of interest or Additional Amounts upon any Security of that series as and when the same becomes due and payable, and continuance of such default for a period of 30 days; or

         (2) default in the payment of all or any part of the principal (including any amount in respect of original issue discount) of or any premium on any Security of that series at its Maturity; or

         (3) default in the deposit of any sinking fund payment, as and when due by the terms of a Security of that series; or

         (4) default in the performance, or breach, of any covenant or agreement of the Company or either Guarantor in this Indenture or in the Guarantees with respect to the Securities of such series (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days (or such other period, if any, established pursuant to Section 301) after there has been given, by registered or certified mail, to the Company and the Guarantors by the Trustee or to the Company and the Guarantors and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or either Guarantor in an involuntary case or proceeding under any applicable Argentine bankruptcy, insolvency, reorganization or other similar law (in the case of the Company) or any applicable U.S. Federal or State

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     bankruptcy, insolvency, reorganization or similar law (in the case of the
     Company or either Guarantor), or (B) a decree or order adjudging the Company or either Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or either Guarantor under any applicable Argentine law (in the case of the Company) or any applicable U.S. Federal or State law (in the case of the Company or either Guarantor), or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or either Guarantor or of any substantial part of its respective property, or ordering the winding up or liquidation of its respective affairs, and the continuance of any such decree or order for relief, any such other decree or order or any such other event unstayed and in effect for a period of 90 consecutive days; or

         (6) the commencement by the Company or either Guarantor of a voluntary case or proceeding under any applicable Argentine bankruptcy, insolvency, reorganization or other similar law (in the case of the Company) or any applicable U.S. Federal or State bankruptcy, insolvency, reorganization or similar law (in the case of the Company or either Guarantor) or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or either Guarantor to the entry of a decree or order for relief in respect of the Company or such Guarantor in an involuntary case or proceeding under any applicable Argentine bankruptcy, insolvency, reorganization or other similar law (in the case of the Company) or any applicable U.S. Federal or State bankruptcy, insolvency, reorganization or similar law (in the case of the Company or either Guarantor) or the consent by the Company or either Guarantor to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or such Guarantor or of any substantial part of its respective property, or the making by the Company or either Guarantor of an assignment for the benefit of creditors, or the admission by the Company or either Guarantor in writing of inability of the Company or such Guarantor, as the case may be, to pay its debts generally as they become due; or

         (7) any other Event of Default provided with respect to Securities of that series.

Section 502.   ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     If an Event of Default specified in Section 501(1), 501(2), 501(3) or 501(4) (if the Event of Default under Section 501(4) is with respect to less than all series of Securities then Outstanding) or Section 501(7) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in

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principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 501(4) (if the Event of Default under Section 501(4) is with respect to all series of Securities then Outstanding), 501(5) or 501(6) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of all series (treated as one class) may declare the principal amount of all the Securities of all series (or, if any Securities of any series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company and the Guarantors (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series (or of all Outstanding Securities, as the case may be), by written notice to the Company, the Guarantors and the Trustee, may rescind and annul such declaration and its consequences if

         (1) the Company or either Guarantor has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest and Additional Amounts, if any, on all Securities of that series (or all Securities, as the case may be),

               (B) the principal of (and premium, if any, on) any Securities of that series (or all Securities, as the case may be) which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates or Yield to Maturity (in the case of Original Issue Discount Securities) prescribed therefor in such Securities to the date of such payment or deposit,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest and Additional Amounts, if any, at the rate or rates prescribed therefor in such Securities to the date of such payment or deposit, and

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               (D)  all sums paid or advanced by the Trustee hereunder, except as a result of negligence, wilful misconduct or bad faith, and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and


         (2) all Events of Default with respect to Securities of that series (or all Securities, as the case may be), other than the non-payment of the principal of Securities of that series (or all Securities, as the case may be), which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Guarantors and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Guarantors and the Trustee shall continue as though no such proceeding had been taken.

     The foregoing provisions shall be without prejudice to the rights of each individual Holder to initiate an action against the Company for the payment of any principal, premium, interest and any Additional Amounts past due on any Security, as established by Article 29 of the Negotiable Obligations Law.

Section 503.   COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

     The Company covenants that if

         (1) default is made in the payment of any interest or Additional Amounts, if any, on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and coupons, the whole amount then due and payable on such Securities and coupons for principal and any premium and interest and any Additional Amounts and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on

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any overdue interest and Additional Amounts, at the rate or rates or Yield to
Maturity (in the case of Original Issue Discount Securities) prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, except as a result of its negligence, wilful misconduct or bad faith.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceedings to judgment or final decree, and may enforce the same against the Company, either Guarantor or any other obligor upon such Securities and coupons and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, either Guarantor or any other obligor upon such Securities and coupons, wherever situated.

     As provided in the Negotiable Obligations Law, any Holder may institute proceedings directly against the Company in accordance with the provisions of the Negotiable Obligations Law for the payment of past due principal, interest, premium or Additional Amounts, if any, but from the date such proceedings are instituted, the Holder of such Securities shall cease to have any rights under the trust created by these presents, whether in relation to trust moneys (including moneys recovered by the Trustee prior to the institution of such proceedings) or otherwise. The Trustee shall be entitled to assume (and it is the intention of the parties that it will assume) that no such proceedings have been instituted, unless it has express notice to the contrary.

     No Security which has been the subject of proceedings under the Negotiable Obligations Law may be presented to a Paying Agent or the Registrar or Co-Registrar for payment or replacement but in such circumstances the Company shall make separate arrangements for payment directly to the holder of each such Security. If any Holder, having instituted proceedings directly against the Company in accordance with the provisions of the Negotiable Obligations Law, subsequently disposes of the Security forming the subject matter of such proceedings, the cessation of the rights under the trust created by these presents occurring upon the institution of such proceedings, shall inure in relation to the purchaser of such Security. Upon notification by the Company of any such proceedings, the Trustee shall give notice to the Paying Agents and the Registrar and Co-Registrar of the serial numbers of those Securities forming the subject matter of such proceedings and the Paying Agents and the Registrar and Co-Registrar shall make such serial numbers available to any Holder or potential Holder upon its request.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion

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proceed to protect and enforce its rights and the rights of the Holders of
Securities of such series and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.   TRUSTEE MAY FILE PROOFS OF CLAIM.

     In case of any judicial proceeding relative to the Company or either Guarantor (or any other obligor upon the Securities), or the property of the Company or its creditors or of either Guarantor or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607, except as a result of the negligence, wilful misconduct or bad faith of the Trustee.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; PROVIDED, HOWEVER, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

Section 505.   TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

     All rights of action and claims under this Indenture or the Securities or the coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

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Section 506.   APPLICATION OF MONEY COLLECTED.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest or any Additional Amounts, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         First:  To the payment of all amounts due the Trustee under Section
     607;

         Second: To the payment of accrued and unpaid interest on and interest on amounts in default under the Securities and coupons in respect of which or for the benefit of which such moneys have been collected which shall then be outstanding, such payments to be made ratably to the persons entitled thereto;

         Third: To the payment of principal and premium and Additional Amounts, if any, on such Securities, ratably to the aggregate of such principal and premium, if any, and Additional Amounts, if any; and

         Fourth: The surplus (if any) of such moneys and any interest accrued or earned on such moneys received by the Trustee shall be paid to the Company or the Guarantor or either of their assigns.

Section 507.   LIMITATION ON SUITS.

     Except as provided in the last paragraph of Section 502 and in Section 503, no Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

         (2) in the case of an Event of Default specified in Section 501(1), 501(2) or 501(3) or Section 501(7), the Holders of not less than 25% in principal amount of the Outstanding Securities of that series, or in the case of an Event of Default specified in Section 501(4) (which relates to less than all series of Securities then Outstanding), the Holders of not less than 25% in principal amount of the Outstanding Securities of each series affected thereby (each such series treated as a separate class), or, in the case of any Event of Default specified in Section 501(4) (which relates to all series of Securities then Outstanding), 501(5)

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     or 501(6), the Holders of not less than 25% in principal amount of the
     Outstanding Securities of all series (treated as one class), shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of the series affected thereby (or all series, as the case may be);

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

     Notwithstanding any other provision in this Indenture, the Holder of any Security or coupons shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section
307) interest on such Security or payment of such coupon on the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509.   RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture (including proceedings under Article 29 of the Negotiable Obligations Law) and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantors, the Trustee and the Holders of Securities and coupons shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and

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the Holders of Securities and coupons shall continue as though no such proceeding had been instituted.

Section 510.   RIGHTS AND REMEDIES CUMULATIVE.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of any Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.   DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee or of any Holder of any Securities or coupons to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities and coupons may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities and coupons, as the case may be.

Section 512.   CONTROL BY HOLDERS.

     In the case of an Event of Default specified in Section 501(1), 501(2) or 501(3), the Holders of a majority in principal amount of the Outstanding Securities of that series, or in the case of an Event of Default specified in
Section 501(4) (which relates to less than all series of Securities then Outstanding), the Holders of a majority in principal amount of the Outstanding Securities of each series affected thereby (each series acting as a separate class), or, in the case of any Event of Default specified in Section 501(4) (which relates to all series of Securities then Outstanding), 501(5) or 501(6), the Holders of a majority in principal amount of the Outstanding Securities of all series (acting as one class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series (or all Securities, as the case may be), PROVIDED that

         (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

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Section 513.   WAIVER OF PAST DEFAULTS.

     In the case of an Event of Default specified in Section 501(3) or 501(4) (which relates to less than all series of Securities then Outstanding), the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected thereby (each series acting as a separate class) may on behalf of the Holders of all the Securities of such series and any related coupons waive any past default hereunder with respect to such series and its consequences, or, in the case of an Event of Default specified in
Section 501(4) (which relates to all series of Securities then Outstanding), 501(5) or 501(6), the Holders of not less than a majority in principal amount of the Outstanding Securities of all series (acting as one class) may on behalf of the Holders of all the Securities of all series and any related coupons waive any past default hereunder with respect to such Securities and its consequences, except a default

         (1) in the payment of the principal of or any premium or interest on any Security of such series or all the Securities, as the case may be (except that a default in payment resulting from a declaration of acceleration which declaration of acceleration has been rescinded and annulled in accordance with Section 502 may be waived in accordance with this Section 513), or

         (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series (or all Outstanding Securities, as the case may be) affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.   UNDERTAKING FOR COSTS.

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; PROVIDED that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or either Guarantor.

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Section 515.   CURRENCY INDEMNITY.

     Any amount received or recovered in respect of any amount payable by the Company or either Guarantor, as the case may be, under or in connection with any Security or the related Guarantees, including damages, in a currency other than the currency in which such Security is denominated (the "denomination currency") (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the bankruptcy, liquidation or dissolution of the Company or otherwise) by any Holder of Securities in respect of any amount expressed to be due to it from the Company or such Guarantor, as the case may be, shall only constitute a discharge of the Company or such Guarantor, as the case may be, to the extent of the amount in the denomination currency which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so). If the amount received or recovered in that other currency is less than the amount in the denomination currency expressed to be due to the recipient under any Security or the related Guarantees, the Company and the Guarantors shall indemnify such recipient against any loss (as measured by the difference between such amount in the denomination currency and the amount received or recovered) sustained by it as a result. In any event, the Company and the Guarantors shall indemnify the recipient against the cost of making any such purchase. For the purposes of this Section, it will be sufficient for the Holder to certify in a satisfactory manner (indicating the sources of information used) that it would have suffered a loss had an actual purchase of the denomination currency been made with the amount so received in that other currency on the date of receipt or recovery (or, if a purchase of the denomination currency on such date had not been practicable, on the first date on which it would have been practicable, it being required that the need for a change of date be certified in the manner mentioned above). The foregoing indemnities shall constitute separate and independent obligations of each of the Company and the Guarantors, shall give rise to a separate and independent cause of action, and shall continue in full force and effect despite any such judgment or order as aforesaid.

                                   ARTICLE SIX

                                   The Trustee

Section 601.   CERTAIN DUTIES AND RESPONSIBILITIES.

     The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have

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reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.   NOTICE OF DEFAULTS.

     If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; PROVIDED, HOWEVER, that in the case of any default of the character specified in
Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 603.   CERTAIN RIGHTS OF TRUSTEE.

     Subject to the provisions of Section 601:

         (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (2) any request or direction of the Company (including the Argentine Branch) or either Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or Guarantor Request or Guarantor Order, as the case may be, and any resolution of the Board of Directors of the Company, the General Manager or the [Deputy General Manager] of the Argentine Branch or the Board of Directors of either Guarantor shall be sufficiently evidenced by a Board Resolution of the Company, a General Manager Resolution of the Argentine Branch or a Board Resolution of such Guarantor, as the case may be;

         (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any

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     action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders of Securities of any series or any related coupons shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company and the Guarantors, personally or by agent or attorney; and

         (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 604.   NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

     Other than as specifically provided in the Trustee recitals to this Indenture, the recitals contained herein and in the Securities, except the Trustee's certificates of authentication, and in any coupons and the Guarantees, shall be taken as the statements of the Company or the relevant Guarantor, as the case may be, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, the coupons or the Guarantees. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605.   MAY HOLD SECURITIES.

     The Trustee, any Authenticating Agent, any Paying Agent, the Registrar, the Co-Registrar or any other agent of the Company or either Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject

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                                                                              72


to Sections 608 and 613, may otherwise deal with the Company and the Guarantors with the same rights it would have if it were not Trustee, Authenticating Agent, Principal Paying Agent, Co-Registrar or such other agent.

Section 606.   MONEY HELD IN TRUST.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or either Guarantor, as the case may be. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time to the Company or relevant Guarantor, as the case may be, upon the written order of the Company or such Guarantor, signed by the Chairman of the Board, the President, any Vice President, the Treasurer or an Assistant Treasurer of the Company or such Guarantor or, in the case of the Company, the General Manager of the Argentine Branch.

Section 607.   COMPENSATION AND REIMBURSEMENT.

     The Company and the Guarantors agree

         (1) to pay to the Trustee an amount equal to U.S. $3,500 per year, payable annually, or such other reasonable compensation from time to time as shall be agreed upon in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, wilful misconduct or bad faith; and

         (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, wilful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

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                                                                              73


Section 608.   CONFLICTING INTERESTS.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series or a trustee under an Indenture, dated as of October 1, 1992, among Amoco Canada Petroleum Company Ltd., the Company, the Guarantors and the Trustee.

Section 609.   CORPORATE TRUSTEE REQUIRED; ELIGIBILITY; AGENT IN ARGENTINA.

     There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act and the Negotiable Obligations Law to act as such and has a combined capital and surplus of at least U.S. $50,000,000 and has its Corporate Trust Office in The City of New York. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     So long as the Securities of any series are Outstanding, the Trustee shall maintain an agent in the City of Buenos Aires, Argentina to receive notices on the Trustee's behalf in Argentina and to act on the Trustee's behalf as necessary. The Trustee has initially appointed The Chase Manhattan Bank, N.A. (Buenos Aires), currently at the address specified in the first paragraph of this instrument, as its agent in the City of Buenos Aires, Argentina.

Section 610.   RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

     No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

     The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and the Guarantors. If the instrument of acceptance

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                                                                              74


by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company and the Guarantors. Such Holders of a majority in principal amount of the Outstanding Securities of such series may nominate with respect to such series of Securities a successor trustee by written notice of such action to the Trustee, the Company, the Guarantors and the successor trustee which shall be deemed appointed as successor trustee with respect to such series of Securities, unless within ten days after such nomination the Company or either Guarantor objects thereto, in which case the Trustee so removed or any Holder of a Security of such Series upon the terms and conditions and otherwise as provided in this Section 610, may petition any court of competent jurisdiction for an appointment of a successor trustee with respect to such series of Securities.

     If at any time:

         (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company, either Guarantor or any Holder who has been a bona fide Holder of a Security for at least six months, or

         (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company, either Guarantor or any such Holder, or

         (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 611, subject to Section 514, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106 and to the CNV. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 611.   ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

     In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantors and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company, either Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantors, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, either Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     Upon request of any such successor Trustee, the Company and the Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612.   MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such

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                                                                              77


authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613.   PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     If and when the Trustee shall be or become a creditor of the Company or either Guarantor (or any other obligor upon the Securities and any related coupons), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or such Guarantor (or any such other obligor).

Section 614.   APPOINTMENT OF AUTHENTICATING AGENT.

     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate, deliver, redeliver or endorse Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication of Securities by the Trustee, delivery or redelivery of Securities to or by the Trustee, the Trustee's certificate of authentication or endorsement of the Securities by the Trustee, such reference shall be deemed to include endorsement, authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and the Guarantors and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State or Territory thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than U.S. $50,000,000 and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority.
If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.
If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any

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                                                                              78


corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, PROVIDED such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee, the Company and the Guarantors. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, the Company and the Guarantors. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and the Guarantors and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       THE CHASE MANHATTAN BANK
                                       (NATIONAL ASSOCIATION),
                                       AS TRUSTEE

                                       By________________________
                                                         AS AUTHENTICATING AGENT

                                       By________________________
                                                              AUTHORIZED OFFICER

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                                                                              79


                                  ARTICLE SEVEN

          Holders' Lists and Reports by Trustee, Company and Guarantors

Section 701. COMPANY AND GUARANTORS TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

     The Company will furnish or cause to be furnished to the Trustee

         (1) semi-annually, not later than August 28 and February 28 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities of each series as of the preceding June 30 or December 31, as the case may be, and

         (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or either Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

EXCLUDING from any such list names and addresses received by the Trustee in its capacity as Co-Registrar or by the Registrar.

Section 702.   PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

     The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Registered Securities contained in the most recent list furnished to the Trustee as provided in
Section 701 and the names and addresses of Holders of Registered Securities received by the Trustee in its capacity as Co-Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

     The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

     Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantors and the Trustee that neither the Company nor the Guarantors nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders of Registered Securities made pursuant to the Trust Indenture Act.

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                                                                              80


Section 703.   REPORTS BY TRUSTEE.

     The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

     Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than May 15 in each calendar year, commencing in 1995.

     A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company and the Guarantors. The Company and the Guarantors will notify the Trustee when any Securities are listed on any stock exchange.

Section 704.   REPORTS BY COMPANY AND GUARANTORS.

     The Company and the Guarantors shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; PROVIDED that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed by the Company or either Guarantor with the Commission.

                                  ARTICLE EIGHT

                    Consolidation, Merger, Sale or Conveyance

Section 801.   MERGER, CONSOLIDATION OR SALE OF ASSETS BY THE COMPANY.

     Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of all or substantially all the property of the Company, to any other corporation (whether or not affiliated with the Company) authorized to acquire and operate the same; PROVIDED, HOWEVER, and the Company hereby covenants and agrees, that (i) upon any such consolidation, merger, sale or conveyance, other than any such sale or conveyance by the Company to a Subsidiary, the due and punctual payment of the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of and any interest, premium or Additional Amounts on all of the Securities and any coupons,
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                                                                              81


according to their respective tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the corporation which shall have acquired such property and that (ii) such successor corporation shall agree in such supplemental indenture that any amount to be paid by such successor corporation to Holders of the Securities and coupons shall be paid without deduction or withholding for any and all present and future withholding taxes, levies and charges whatsoever imposed by or for the account of the country (other than the United States) in which any such successor corporation is organized or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies or charges shall at any time be required by such country as aforesaid, or any of its political subdivisions or taxing authorities, such successor corporation will pay any such additional amount in respect of principal (including any amount in respect of original issue discount) and interest, premium or Additional Amounts, if any, as may be necessary in order that the net amounts paid to the Holders of the Securities and coupons or the Trustee, as the case may be, after such deduction or withholding, shall equal the respective amounts of principal (including any amount in respect of original issue discount) and interest, premium or Additional Amounts, if any, as specified in the Securities and any coupons to which such Holders or the Trustee are entitled; except that the foregoing shall not apply to any such tax, levy or charge which would not be payable or due but for the fact that (A) the Holder of such Security or coupon is a domiciliary, national or resident of, or is ordinarily resident in, or is engaged in business or maintains a branch or agency or a permanent establishment or is physically present in such country or such political subdivision or otherwise has some connection with such country or such political subdivision other than by the holding or ownership of a Security or coupon or the collection of principal (including any amount in respect of original issue discount) and interest, premium or Additional Amounts, if any, or the enforcement of a Security, coupon or Guarantee, (B) the Holder failed to make a declaration that it is not a domiciliary, national or resident of such country or such political subdivision (or as to any other matter) or to exercise any other claim to which it is entitled, or (C) where presentation is required, such Security or coupon was presented more than 10 days after the date such payment became due or was provided for, whichever is later, and (D) the Company or such successor corporation, as the case may be, shall not, immediately after such merger, consolidation, sale or conveyance, be in default in the performance of any covenants or obligations of the Company under the Securities or coupons or of this Indenture.

     Each Holder of Securities of any series shall be deemed, by its purchase or acquisition of such Securities, to have irrevocably

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                                                                              82


waived, to the fullest extent permitted under applicable law, its rights as a creditor of the Company by virtue of its ownership or holding of such Securities to oppose or to take any action to oppose any consolidation, merger, sale or conveyance as aforesaid on the grounds of Article 83, third paragraph, of Argentine Law No. 19,550, as amended.

Section 802.   SUCCESSOR CORPORATION TO THE COMPANY.

     In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of and interest, premium and Additional Amounts, if any, on all of the Securities, together with any coupons appertaining thereto, and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such successor corporation thereupon may cause to be signed, and may issue either in its own name (or, with respect to Securities of a series previously authorized hereunder, in the name of Amoco Argentina Oil Company) any or all of the Securities issuable hereunder, together with any coupons appertaining thereto, which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities, together with any coupons appertaining thereto, which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities, together with any coupons appertaining thereto, which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities of any series so issued, together with any coupons appertaining thereto, shall in all respects have the same legal rank and benefit under this Indenture as the Securities of such series, together with any coupons appertaining thereto, theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities, together with any coupons appertaining thereto, had been issued at the date of the execution of the Securities. In the event of any such sale or conveyance, the Company or any successor corporation which shall theretofore have become such in the manner described in this Article Eight shall be discharged from all obligations and covenants under this Indenture and the Securities and any coupons and may be dissolved and liquidated.

     In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities and coupons thereafter to be issued as may be appropriate.

Section 803.   MERGER, CONSOLIDATION OR SALE OF ASSETS BY THE GUARANTORS.

     Subject to the provisions of Section 1005(d), nothing contained in this Indenture, in any of the Securities or coupons or in any of the Guarantees shall prevent any consolidation or merger of either Guarantor with or into any other corporation or corporations (whether or not affiliated with such Guarantor), or successive consolidations or mergers in which either Guarantor or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of all or substantially all the property of either Guarantor, to any other corporation (whether or not affiliated with such Guarantor) authorized to acquire and operate the same; PROVIDED, HOWEVER, each Guarantor hereby covenants and agrees, that upon any such consolidation, merger, sale or conveyance, other than any such sale or conveyance by either Guarantor to the Company, the other Guarantor or one of the Restricted Subsidiaries, the Guarantee of the due and punctual payment of the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of and interest, premium and Additional Amounts, if any, on all of the Securities and any coupons and the Guarantees, according to their respective tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by such Guarantor, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation (if other than such Guarantor) formed by such consolidation, or into which such Guarantor shall have been merged, or by the corporation which shall have acquired such property.

Section 804.   SUCCESSOR CORPORATION TO THE GUARANTORS.

     In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Guarantee of the due and punctual payment of the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in terms of that series) of and interest, premium and Additional Amounts, if any, on all of the Securities together with any coupons appertaining thereto and the Guarantees, and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by such Guarantor, such successor corporation shall succeed to and be substituted for such Guarantor, with the same effect as if it had been named herein as a Guarantor. Such successor corporation thereupon may cause to be signed, and may issue either in its own name (or, with respect to Guarantees of Securities of a series previously authorized hereunder, in the name of Amoco Corporation

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                                                                              84


or Amoco Company, as the case may be) any or all of the Guarantees issuable hereunder which theretofore shall not have been signed by such Guarantor and delivered to the Trustee; and, upon the order of such successor corporation instead of such Guarantor and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall deliver any Guarantees which previously shall have been signed and delivered by the officers of such Guarantor to the Trustee, and any Guarantees which such successor corporation thereafter shall cause to be signed and delivered to the Trustee. All the Guarantees of any series so issued shall in all respects have the same legal rank and benefit under this Indenture as the Guarantees of such series theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Guarantees had been issued at the date of the execution hereof. In the event of any such sale or conveyance such Guarantor or any successor corporation which shall theretofore have become such in the manner described in this Article Eight shall be discharged from all obligations and covenants under this Indenture, the Securities and the Guarantees and may be dissolved and liquidated.

     In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities and coupons and the Guarantees thereafter to be issued as may be appropriate.

Section 805.   OPINION OF COUNSEL TO BE GIVEN TRUSTEE.

     The Trustee, subject to the provisions of Sections 601 and 603, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance and any such assumption complies with the provisions of this Article Eight.

                                  ARTICLE NINE

                             Supplemental Indentures

Section 901.   SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

     Without the consent of any Holders of Securities or coupons, the Company, when authorized by a Board Resolution and a General Manager Resolution, the Guarantors, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto for any of the following purposes:

         (1) to evidence the succession of another Person to the Company or either Guarantor and the assumption by any such successor of the covenants of the Company or such Guarantor herein and in the Securities or the Guarantees; or

         (2) to add to the covenants of the Company or the Guarantors for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; PROVIDED, HOWEVER, that in respect of any such additional covenant such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default, or to surrender any right or power herein conferred upon the Company or the Guarantors; or

         (3) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, PROVIDED that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

         (4) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, PROVIDED that any such addition, change or elimination (A) shall neither apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor modify the rights of the Holder of any such Security with respect to such provision and (B) shall not become effective in respect of any Security of any series created prior to the execution of such supplemental indenture until such time as there is no such Security of such series Outstanding; or

         (5) to secure the Securities and the Guarantees pursuant to the requirements of Section 1008 or otherwise; or

         (6) to establish the form or terms of Securities of any series and any related coupons as permitted by Sections 201 and 301 or of the related Guarantees as permitted by Section 206; or

         (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of
     Section 611; or

         (8) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, PROVIDED that such action pursuant to this Clause (8) shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

         (9) to provide for the assumption by either Guarantor or a wholly owned subsidiary (subject to and upon compliance with the provisions of Section 801) of all liabilities and obligations of the Company with respect to the Securities of one or more series and any related coupons, and upon such assumption, the release of the Company from all such liabilities and obligations.

Section 902.   SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

     With the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture obtained at a meeting of Holders in accordance with Article Fifteen, by Act of said Holders delivered to the Company, the Guarantors and the Trustee, the Company, when authorized by a Board Resolution and a General Manager Resolution, the Guarantors, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series and any related coupons under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

         (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any obligation of the Company or either Guarantor to pay Additional Amounts pursuant to
     Section 1007, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
     Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest or Additional Amounts thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

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                                                                              87


         (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1504 for quorum or voting, or

         (3)   modify any of the provisions of this Section or Section 513 or
     Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; PROVIDED, HOWEVER, that this clause shall not be deemed to require the consent of any Holder of a Security or coupon with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1008, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(8), or

         (4) change in any manner adverse to the interests of the Holders of any Outstanding Securities the terms and conditions of the obligations of the Guarantors in respect of the due and punctual payment of the principal thereof and any premium or interest or Additional Amounts thereon or any sinking or analogous fund payments provided in respect thereof.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.   EXECUTION OF SUPPLEMENTAL INDENTURES.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. Upon the request of the Company and the Guarantors, accompanied in each case by a copy of a Board Resolution (and, in the case of the Company, a General Manager Resolution), or of an appropriate record of action taken pursuant to a Board Resolution (and, in the case of the Company, a

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                                                                              88

General Manager Resolution), authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders of Securities, as aforesaid, the Trustee shall join with the Company and the Guarantors in the execution of such supplemental indenture; PROVIDED, HOWEVER, that the Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.   EFFECT OF SUPPLEMENTAL INDENTURES.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.

Section 905.   CONFORMITY WITH TRUST INDENTURE ACT.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 906.   REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Guarantors shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee, the Company and the Guarantors, to any such supplemental indenture may be prepared and executed by the Company, the Guarantees endorsed thereon may be executed by the Guarantors and such Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE TEN

                                    Covenants

Section 1001.  PAYMENT OF PRINCIPAL, PREMIUM, INTEREST, AND ADDITIONAL AMOUNTS.

     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium, interest or Additional Amounts on the Securities of that series in accordance with the terms of the Securities, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable only upon

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                                                                              89


presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

Section 1002.  MAINTENANCE OF OFFICE OR AGENCY.

     If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, an agency where Securities of that series may be surrendered for registration of transfer or exchange and an agency where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will, unless otherwise provided with respect to the Securities of a series pursuant to Section 301, maintain (A) in each of the City of Buenos Aires, Argentina and The City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment (including payment of any Additional Amounts payable on Securities of that series pursuant to Section 1007), where Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise), (B) subject to any laws or regulations applicable thereto, in each of a Place of Payment for that series which is located outside the City of Buenos Aires, Argentina and the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Securities of that series pursuant to Section 1007); PROVIDED, HOWEVER, that if the Securities of that series are listed on The London Stock Exchange, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that series may be made, and notices and demands may be made or served, at the

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                                                                              90


Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may only be presented and surrendered for payment (including payment of any Additional Amounts payable on Bearer Securities of that series pursuant to Section 1007) at any Paying Agent outside the United States with respect to such series (except as provided below in the next succeeding paragraph), and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     No payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; PROVIDED, HOWEVER, that, if the Securities of a series are denominated and payable in U.S. dollars, payment of principal of and any premium and interest on any Bearer Security (including any Additional Amounts payable on Securities of such series pursuant to
Section 1007) shall be made at the office of the Company's Paying Agent in The City of New York, if (but only if) payment in U.S. dollars of the full amount of such principal, premium, interest or Additional Amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designation as the Company may deem desirable or expedient; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     The Guarantors will maintain in The City of New York, an office or agency where notices and demands to or upon the Guarantors in respect of the Guarantees and this Indenture may be served, which shall initially be the Corporate Trust Office of the Trustee. The Guarantors will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Guarantors shall fail to maintain any such required office or agency in respect of the Guarantees or shall fail to furnish the Trustee with the address thereof, such notices and demands may be made or served at the Corporate Trust Office of the Trustee, and each Guarantor hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.

Section 1003. PROVISIONS AS TO PAYING AGENT; MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST; RETURN OF UNCLAIMED MONEYS.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium, interest or Additional Amounts on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium, interest and Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of any failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of or any premium, interest or Additional Amounts on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure so to act.

     Each of The Chase Manhattan Bank (National Association) and The Chase Manhattan Bank, N.A. (Buenos Aires), as Paying Agents, hereby agrees (subject to the provisions of this Section) that it will, and the Company will cause each other Paying Agent for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will,
(1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company or the Guarantors (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

     The Company or either Guarantor may at any time, for the purpose of obtaining the satisfaction and discharge with respect to one or more or all Series of Securities under this Indenture or for any other purpose, pay, or by Company Order or Guarantor Order direct any Paying Agent to pay, to the Company or to the Trustee all sums held in trust for any such series by the Company, such Guarantor or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company, such Guarantor or such Paying Agent; and, upon such payment by any Paying Agent to the Company or the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held, by the Company or either Guarantor, in trust for the

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                                                                              92


payment of the principal of or any premium, interest or Additional Amounts on any Security of any series and remaining unclaimed for three years after such principal, premium, interest or Additional Amounts have become due and payable shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be paid to the Company or such Guarantor, as the case may be, on Company Request, or, if then held by the Company or such Guarantor, shall be discharged from such trust; and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, look only to the Company and the Guarantors for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or such Guarantor as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment for such series of Securities, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company or such Guarantor, as the case may be.

Section 1004.  STATEMENT BY OFFICERS AS TO DEFAULT.

     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate, stating that, in the course of the performance by the signer of such Officer's Certificate of his duties as an officer of the Company, he would normally have knowledge of any default by the Company in the performance and observance by the Company of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the signer has knowledge that the Company is in default, specifying all such defaults and the nature and status thereof of which he may have knowledge.

     Each Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year of such Guarantor ending after the date hereof, an Officer's Certificate, stating that, in the course of the performance by the signer of such Officer's Certificate of his duties as an officer of such Guarantor, he would normally have knowledge of any default by such Guarantor in the performance and observance by such Guarantor of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the signer has knowledge that such Guarantor shall be in default, specifying all such defaults and the nature and status thereof of which he may have knowledge.

Section 1005.  LIMITATION ON LIENS.

     (a) Amoco Company will not, nor will it permit any Restricted Subsidiary to, issue, assume or guarantee any Debt if such Debt is secured by a Mortgage upon (i) any Producing Property, (ii) any Refining or Manufacturing Property or
(iii) any shares of stock or indebtedness of any Restricted Subsidiary, without in any such case effectively providing, concurrently with the issuance, assumption or guarantee of any such Debt, that the Securities (together with, if Amoco Company shall so determine, any other indebtedness of, or guaranteed by, Amoco Company or such Restricted Subsidiary ranking equally with the Securities and then existing or thereafter created) shall be secured equally and ratably with (or prior to) such Debt, so long as such Debt shall be so secured; PROVIDED, HOWEVER, that the foregoing restriction shall not apply to:

         (1) Mortgages existing as of the date of the first issuance by the Company of the Securities of any series issued pursuant to this Indenture;

         (2) Mortgages on property, shares of stock or indebtedness, or in respect of indebtedness, of any corporation existing at the time such corporation becomes a Restricted Subsidiary, or arising thereafter pursuant to contractual commitments entered into prior to and not in contemplation of such corporation becoming a Restricted Subsidiary;

         (3) Mortgages on property, shares of stock or indebtedness, or in respect of indebtedness, existing at the time of acquisition thereof (including acquisition through merger, amalgamation or consolidation), or arising thereafter pursuant to contractual commitments entered into prior to and not in contemplation of the acquisitions of such property, shares of stock or indebtedness;

         (4) Mortgages securing the payment of all or any part of the purchase price of any property or securing any Debt incurred prior to, at the time of or within 90 days after the acquisition of such property for the purpose of financing all or any part of the purchase price thereof (provided such Mortgages are limited to such property and improvements thereon);

         (5) Mortgages which secure Debt owing by any Restricted Subsidiary, to the Company, Amoco, Amoco Company or to a Restricted Subsidiary;

         (6) Mortgages on any Producing Property or Refining or Manufacturing Property to secure all or any part of the cost of surveying, exploration, mining, drilling, extraction, development, construction, alteration, repair or improvement of all or any part thereof, or to secure Debt incurred prior to, at the time of or within 12 months after the completion of such surveying, exploration, mining, drilling, extraction, development, construction, alteration, repair or improvement, whichever is later, for the purpose of financing all or any part of such cost (provided such Mortgages are limited to such property and improvements thereon);

         (7) Mortgages securing Debt in respect of commitments of purchase or sale of, or the transportation or distribution of, products derived from the property so mortgaged;

         (8) Mortgages on personal property, other than on any shares of stock or indebtedness of any Restricted Subsidiary;

         (9) Mortgages securing Debt incurred in connection with environmental law obligations imposed by or pursuant to legislative, governmental or regulatory authority;

         (10) Mortgages in favor of or at the request of the United States or any state or territory thereof, or any other country or any department, agency, instrumentality or political subdivision of any such jurisdiction, or in favor of holders of securities issued by any such entity, securing Debt owing thereto or partial, progress, advance or other payments or performance pursuant to the provisions of any contract, subcontract or statute, or to secure any indebtedness incurred for the purpose of financing all or any part of any purchase price or cost of constructing or improving the property subject thereto, including, without limitation, any Mortgages securing Debt issued, assumed or guaranteed in industrial development, pollution control, or similar revenue bonds;

         (11) Mortgages arising by reason of any judgment, decree or order of any court, so long as any appropriate legal proceedings which may have been initiated for the review of such judgment, decree or order shall not have been finally terminated or so long as the period within which such proceedings may be initiated shall not have expired, or by reason of any deposit or pledge with any surety company or clerk of any court, or in escrow, as collateral in connection with, or in lieu of, any bond on appeal from any judgment or decree against Amoco Company or any Restricted Subsidiary or in connection with other proceedings or actions at law or in equity by or against Amoco Company or any Restricted Subsidiary;

         (12) Mortgages on current assets to secure Debt incurred in the ordinary course of business and maturing not more than twelve months from the date incurred; and

         (13) any extension, renewal, alteration or replacement (or successive extensions, renewals, alterations or replacements), in whole or in part, of any Mortgage referred to in the foregoing clauses (1) through (12) inclusive; provided that the principal amount of Debt secured thereby shall not materially exceed the principal amount of Debt so secured at the time of such extension, renewal, alteration or replacement and that such extension, renewal, alteration or replacement shall be limited to all or a part of the property (plus improvements on such property) which secured the Mortgage so extended, renewed, altered or replaced.

          (b) Notwithstanding the foregoing provisions of subsection (a) of this Section 1005, Amoco Company and any one or more Restricted Subsidiaries may issue, assume or guarantee any secured Debt which would otherwise be subject to the foregoing restrictions in an aggregate amount which, together with all other such secured Debt of Amoco Company and its Restricted Subsidiaries and the amount of capitalized lease obligations (as included in the latest annual audited consolidated balance sheet of Amoco) related to property subject to Sale and Lease-Back Transactions (as defined in Section 1006) which would be subject to the restrictions of Subsection 1006(b) but for this paragraph, does not at the time exceed 10% of Consolidated Adjusted Net Assets.

          (c) For the purpose of this Section 1005 and Section 1006, the following types of transactions, among others, shall not be deemed to create
Debt: (i) the sale or other transfer of oil, gas or other minerals in place for a period of time until, or in an amount such that, the purchaser will realize therefrom a specified amount of money (however determined) or a specified amount of such minerals or (ii) the sale or other transfer of any other interest in property of the character commonly referred to as a "production payment".

          (d) Amoco Company will not, nor will it permit any Restricted Subsidiary to, merge or consolidate with another corporation if any Producing Property or Refining or Manufacturing Property or shares of stock or indebtedness of any Restricted Subsidiary owned immediately prior thereto which remains Producing Property or Refining or Manufacturing Property or shares of stock or indebtedness of any Restricted Subsidiary immediately thereafter would thereupon become subject to any Mortgage, other than a Mortgage referred to in the foregoing clauses (1) through (13) inclusive of subsection (a) above and other than a Mortgage for, evidencing or with respect to secured Debt which is permitted under subsection (b) of this Section 1005, unless Amoco Company or such Restricted Subsidiary shall have effectively provided that the Securities (together with, if Amoco Company shall so determine, any other indebtedness of or guaranteed by Amoco Company or such Restricted Subsidiary ranking equally with the Securities and then existing or thereafter created) shall be secured by a direct lien on such Producing Property or Refining or Manufacturing Property or shares of stock or indebtedness of any Restricted Subsidiary, equally and ratably with (or prior to) such Mortgage, so long as such Mortgage shall exist.

Section 1006.  LIMITATION ON SALE AND LEASE-BACK TRANSACTIONS.

     (a) Amoco Company will not, nor will it permit any Restricted Subsidiary to, enter into any arrangement with any Person providing for the leasing by Amoco Company or a Restricted Subsidiary of any Producing Property or Refining or Manufacturing Property (except for temporary leases for a term of not more than three years), which property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person (herein referred to as a "Sale and Lease-Back Transaction"), unless the proceeds of such sale are at least equal to the fair value (as determined by the Board of Directors of Amoco Company) of such property and

          (1) Amoco Company or such Restricted Subsidiary would be entitled to issue, assume or guarantee Debt, in an amount equal to the fair value (as determined by the Board of Directors of Amoco Company) of the property so leased, secured by a Mortgage on the property to be leased without equally and ratably securing the Securities of any series and without violation of the provisions of Section 1005;

          (2) Amoco Company shall apply within 12 months after the consummation of such transaction an amount equal to the net proceeds of such transaction to the retirement (other than any mandatory retirement) of Debt issued, assumed or guaranteed by Amoco Company which by its terms matures at, or is extendible or renewable at the option of the obligor to, a date more than 12 months after the date of the creation of such Debt; or

          (3) since the date of this Indenture and within a period commencing 12 months prior to the consummation of such transaction and ending 12 months after the consummation of such transaction, Amoco Company or such Restricted Subsidiary has expended or shall expend for any Producing Property or Refining or Manufacturing Property an amount equal to (A) the net proceeds of such transaction and Amoco Company elects to designate such amount as a credit against such transaction or (B) a part of the net proceeds of such transaction and Amoco Company elects to designate such amount as a credit against such transaction and applies an amount equal to the remainder of the net proceeds as provided in clause (2) above.

Section 1007.  ADDITIONAL AMOUNTS.

     The Company will pay to the Holder of any Security of a series or any coupon appertaining thereto additional amounts as provided in this Section 1007 and will also pay any other additional amounts provided for in the Securities of a series and in accordance with Section 301 (such additional amounts provided in this Section 1007 and any such other additional amounts provided for in the Securities of a series and in accordance with Section 301 being herein referred to as "Additional Amounts").

     All payments in respect of the Securities, including, without limitation, payments of principal, interest, and premium, if any, shall be made by the Company without withholding or deduction for or on account of any Taxes now or hereafter imposed or established by or on behalf of Argentina or any political subdivision thereof or taxing authority therein, except as otherwise set forth below. In the event any such Taxes are so imposed or established, the Company shall pay such Additional Amounts as may be necessary in order that the net amounts receivable by the Holders after any withholding or deduction in respect of such Tax shall equal the respective amounts of principal, interest and premium, if any, which would have been receivable in respect of the Securities in the absence of such withholding or deduction; PROVIDED, HOWEVER, that no such Additional Amounts shall be payable (i) to, or on behalf of, a Holder for or on account of any such Taxes that have been imposed by reason of the Holder being a resident of Argentina or having some connection with Argentina other than the mere holding or owning of such Security or the receipt of principal or interest or premium, if any, in respect thereof, (ii) to, or on behalf of, a Holder for or on account of any such Taxes that would not have been imposed but for the presentation by the Holder of a Security for payment (where presentation is required) on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later, except to the extent that the Holder would have been entitled to such Additional Amounts on presenting such Security for payment on the last date of such period of 30 days, (iii) with respect to any estate, inheritance, gift, sales, transfer, asset or personal property tax (other than, to the extent provided for in the Securities of a series and in accordance with
Section 301, any Argentine individual asset tax imposed on or paid by the Holders) or any similar tax, assessment or governmental charge, (iv) to, or on behalf of, a Holder for or on account of any such Taxes which are payable otherwise than by withholding or deduction from payments on or in respect of any Security, or (v) to, or on behalf of, a Holder of any Security to the extent that such Holder is liable for such Taxes that would not have been imposed but for the failure of such Holder to comply with any certification, identification, information, documentation or other reporting requirements if (a) such compliance is required by Argentine law, regulation or administrative practice or any applicable treaty as a precondition to exemption from, or reduction in the rate of, deduction or withholding of, such Taxes, (b) at least 30 days prior to the first Interest Payment Date with respect to which such requirements shall apply, the Company shall have notified all Holders of the Securities that such Holders will be required to comply with such requirements and (c) such requirements are not materially more onerous to such Holders (in form, in procedure or in the substance of information disclosed) than comparable information or other reporting requirements imposed under United States tax law, regulation and administrative practice (such as IRS Forms 1001, W-8 and W-9). Furthermore, no Additional Amounts shall be paid with respect to any payment on a Security to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent that a beneficiary or settlor with respect to such fiduciary or a member of such partnership or beneficial owner would not have been entitled to receive the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder.

     Whenever in this Indenture (including in the Securities of any series) there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or payment of any related coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in or pursuant to this Indenture to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Indenture, and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

     At least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons (or, if applicable, in the case of Taxes imposed or established by the United States or any political subdivision thereof or taxing authority therein, Holders of Securities of that series or any related coupons who are United States Aliens) without withholding for or on account of any Taxes described in this Section 1007 or in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company or the Guarantors will pay to the Trustee or such Paying Agent the Additional Amounts required by or pursuant to this
Section 1007. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

     The Company shall also pay any stamp, issue, registration, documentary or other similar taxes and duties, including interest and penalties, payable in Argentina or any political subdivision thereof or taxing authority therein in respect of the creation, issuance and initial offering of the Securities. In addition, to the extent provided for in the Securities of a series and in accordance with Section 301, the Company will pay and indemnify Holders from and against any Argentine individual asset tax imposed on or paid by the Holders. Furthermore, the Company shall indemnify each Holder of a Security from and against all court taxes or other taxes and duties, including interest and penalties, imposed on or paid by such Holder in Argentina in connection with any action permitted to be taken by such Holder to enforce the obligations of the Company under the Securities; PROVIDED, HOWEVER, the Company will not be required to pay or indemnify such Holder for such court taxes and other taxes and duties to the extent that such Holder is not successful in enforcing such obligations of the Company.

Section 1008.  WAIVER OF CERTAIN COVENANTS.

     Except as otherwise specified as contemplated by Section 301 for Securities of such series, the Company and the Guarantors may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to
Section 301(22), 901(2) or 901(7) for the benefit of the Holders of such series if before the time for such compliance the Holders of at least 66-2/3% in principal amount of the Outstanding Securities of such series shall, by Act of such Holders at a meeting of Holders in accordance with Article Fifteen of this Indenture, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantors and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            Redemption of Securities

Section 1101.  APPLICABILITY OF ARTICLE.

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article. Reference to the Trustee in this Article shall be deemed also to refer to any agent of the Company appointed with respect to the Securities of a series for the purpose of acting as the Company's agent with respect to the redemption of Securities of such series. Nothing herein shall prevent the establishment, in the manner contemplated by Section 301 and subject to
Section 107 hereof, of redemption provisions which vary from those set forth in this Article Eleven applicable to Securities of a series, including specifically any provisions specifying circumstances under which the Company, the Guarantor or their assignees may repurchase Securities submitted for redemption in order to resell such Securities.

Section 1102.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

     The election of the Company to redeem any Securities of a series shall be evidenced by a Board Resolution of the Company and a General Manager Resolution of the Argentine Branch or in another manner specified as contemplated by
Section 301 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

Section 1103.  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

     If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall, unless otherwise provided in the Securities of such series, be selected by lot not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, PROVIDED that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

     The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104.  NOTICE OF REDEMPTION.

     Notice of redemption shall be given in the manner provided in Section 106 to the Holders of Securities to be redeemed upon such days notice as provided in the Securities of the series.

     All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

          (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest (and Additional Amounts, if any) thereon will cease to accrue on and after said date,

          (5) the place or places where such Securities, together in the case of Bearer Securities with all unmatured coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price, and

          (6)  that the redemption is for a sinking fund, if such is the case.

     A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

     Notice of redemption of Securities of any series to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee for such series in the name and at the expense of the Company and shall be irrevocable.

Section 1105.  DEPOSIT OF REDEMPTION PRICE.

     Prior to any Redemption Date, the Company or either Guarantor shall deposit with the Trustee or with a Paying Agent (or, if the Company or such Guarantor is acting as Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 1106.  SECURITIES PAYABLE ON REDEMPTION DATE.

     Notice of redemption having been given as aforesaid, the Securities or portions of Securities of the series so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company and the Guarantors shall default in the payment of the Redemption Price and accrued interest and accrued Additional Amounts, if any) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest and accrued Additional Amounts, if any, to the Redemption Date; PROVIDED, HOWEVER, that, installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by
Section 301, only upon presentation and surrender of coupons for such interest; and PROVIDED, FURTHER, that, unless otherwise specified as contemplated by
Section 301, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company, the Guarantors and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; PROVIDED, HOWEVER, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those coupons.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid or duly provided for, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107.  SECURITIES REDEEMED IN PART.

     Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company, either Guarantor or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Guarantors and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered with the Guarantee endorsed thereon duly executed by the Guarantors.

Section 1108.  TAX REDEMPTION.

     (a) If at any time after the date of this Indenture as a result of any change in, or amendment to, laws or regulations, or as a result of any change in the application or official interpretation of laws or regulations, of Argentina or any political subdivision thereof or taxing authority therein or of any other country or any political subdivision thereof or taxing authority therein as to which the payment of Additional Amounts is provided for in the Securities of a series and in accordance with Section 301 which change or amendment becomes effective after the date of this Indenture, the Company becomes obligated to pay any Additional Amounts and such obligations cannot be avoided by the Company taking reasonable measures available to it, then the Securities will be redeemable as a whole (but not in part), at the option of the Company, at any time upon not less than 30 nor more than 60 days' notice given to the Holders at their principal amount (or if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) together with accrued interest thereon to the

Redemption Date. The Company shall also pay to the Holders on the Redemption Date any Additional Amounts which would then be payable.

     (b) In order to effect a redemption of Securities pursuant to this Section 1108, the Company shall deliver to the Trustee at least 45 days prior to the Redemption Date: (i) a certificate signed by two Directors of the Company stating that the obligation to pay Additional Amounts cannot be avoided by the Company taking reasonable measures available to it and (ii) an opinion of independent legal counsel of recognized standing to the effect that the Company has or will become obligated to pay Additional Amounts as a result of any such change or amendment. No notice of redemption may be given earlier than 60 days prior to the earliest date on which the Company would be obliged to pay such Additional Amounts were a payment in respect of the Securities then due. The certificate shall additionally specify the Redemption Date and all other information necessary to the publication and mailing by the Trustee of notices of such redemption. The Trustee shall be entitled to rely conclusively upon the information so furnished by the Company in such certificate and shall be under no duty to check the accuracy or completeness thereof. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the payment or payments referred to therein to the Trustee.

     (c) The terms, if any, upon which the Company may, at its option, redeem the Securities of any series for tax reasons in circumstances in which the Company, to the extent provided for in the Securities of such series and in accordance with Section 301, becomes obligated to pay or indemnify Holders of Securities of such series from or against any Argentine individual asset tax imposed on or paid by such Holders will be specified as contemplated by Section 301.


                                 ARTICLE TWELVE

                                  Sinking Funds

Section 1201.  APPLICABILITY OF ARTICLE.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 301 for such Securities.

     The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

Section 1202.  SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

     The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and
(2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; PROVIDED that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203.  REDEMPTION OF SECURITIES FOR SINKING FUND.

     Not less than 45 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to
Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and the Trustee (or the Company, if it shall so request the Trustee in writing) shall cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN

                       Defeasance and Covenant Defeasance

Section 1301.  COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

     The Company may elect, at its option at any time, to have Section 1302 or
Section 1303 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 301 as being defeasible pursuant to such
Section 1302 or

1303, in accordance with any applicable requirements provided pursuant to
Section 301 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution of the Company and a General Manager Resolution of the Argentine Branch or in another manner specified as contemplated by Section 301 for such Securities.

Section 1302.  DEFEASANCE AND DISCHARGE.

     Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Company and the Guarantors shall be deemed to have been discharged from their respective obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that (i) the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), and (ii) the Guarantors shall be released from the Guarantees, subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in
Section 1304 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the respective obligations of the Company and the Guarantors with respect to such Securities under Sections 304, 305, 306, 1002, 1003 and 1007,
(3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 1303 applied to such Securities.

Section 1303.  COVENANT DEFEASANCE.

     Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be,
(1) the Company and the Guarantors shall be released from their respective obligations under Sections 801, 803, 1005 and 1006, and any covenants provided pursuant to Section 301(22), 901(2) or 901(7) for the benefit of the Holders of such Securities, and (2) the occurrence of any event specified in Sections 501(4) (with respect to any of Sections 801, 803, 1005 and 1006, and any such covenants provided pursuant to Section 301(22), 901(2) or 901(7)) and 501(7) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company and the

Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 1304.  CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

     The following shall be the conditions to the application of Section 1302 or
Section 1303 to any Securities or any series of Securities, as the case may be:

          (1) The Company or either Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or
     (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities (PROVIDED, HOWEVER, that in the case of Bearer Securities, not more than 50% (determined with respect to both value and income) of the deposited collateral shall consist of Government Obligations described in Clause
     (x) of the following sentence). As used herein, "Government Obligation" means (x) with respect to any Securities or any series of Securities, as the case may be, all of which are denominated in U.S. dollars, securities that are (i) direct obligations of the United States for the payment of which the full faith and credit of the United States is pledged or
     (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case under Clauses (x)(i) or (x)(ii), are not callable or redeemable at the option of the issuer thereof, and shall also include any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such Government Obligation which is held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any Government Obligation which is so specified and held, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of principal or interest of the Government Obligation evidenced by such depositary receipt, and (y) with respect to any Securities or any series of Securities, as the case may be, all or a portion of which are denominated in a currency or currencies other than U.S. dollars, securities that are (i) direct obligations of the sovereign government or governments issuing the currency or currencies in which the Securities are payable for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such sovereign government the payment of which is unconditionally guaranteed as a full faith and credit obligation by such government, which, in either case under Clauses (y)(i) or (y)(ii), are not callable or redeemable at the option of the issuer thereof, and shall also include any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such Government Obligation which is held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any Government Obligation which is so specified and held, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of principal or interest of the Government Obligation evidenced by such depositary receipt.

          (2) In the event of an election to have Section 1302 apply to any Securities or any series of Securities, as the case may be, the Company or either Guarantor shall have delivered to the Trustee an Opinion of Counsel (which counsel may be an employee of or counsel for the Company or either Guarantor) stating that (A) the Company or such Guarantor, as the case may be, has received from, or there has been published by, the Internal Revenue Service a ruling, regulation or pronouncement of comparable authority or
     (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the

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                                                                             109


     same times as would be the case if such deposit, Defeasance and discharge were not to occur.

          (3) In the event of an election to have Section 1303 apply to any Securities or any series of Securities, as the case may be, the Company or either Guarantor shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (4) The Company or either Guarantor shall have delivered to the Trustee an Officer's Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

          (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities of such series shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(5) and (6), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

          (6) The Company or either Guarantor shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

Section 1305. DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; MISCELLANEOUS PROVISIONS.

     Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1306, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1304 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company or either Guarantor acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

     The Company or either Guarantor shall pay and each shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

     Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company or the relevant Guarantor from time to time upon Company Request or Guarantor Request, as the case may be, any money or Government Obligations held by it as provided in Section 1304 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

Section 1306.  REINSTATEMENT.

     If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company and the Guarantors have been discharged or released pursuant to Section 1302 or 1303 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1305 with respect to such Securities in accordance with this Article; PROVIDED, HOWEVER, that if the Company or either Guarantor makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company or such Guarantor, as the case may be, shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

                                ARTICLE FOURTEEN

                                   Guarantees

Section 1401.  GUARANTEES.

     The Guarantors hereby, jointly and severally, unconditionally guarantee to each Holder of a Security authenticated and delivered by the Trustee and to each Holder of any coupon appertaining thereto, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on such Security and the due and punctual payment of any sinking fund or analogous payments provided for pursuant to the terms of such Security (including all Additional Amounts payable by the Company or the Guarantors in respect thereof pursuant to Section 1007), when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of such Security and any coupon appertaining thereto and of this Indenture. In case of the failure of the Company punctually to make any such payment, the Guarantors hereby agree to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company, and to pay any and all Additional Amounts payable by the Guarantors in respect thereof pursuant to Section 1007.

     The Guarantors hereby agree that their obligations hereunder shall be joint and several and unconditional, irrespective of the validity, regularity or enforceability of such Security or any coupon appertaining thereto or this Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of such Security or any coupon appertaining thereto or by the Trustee with respect to any provisions thereof or of this Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantors hereby waive the benefits of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company or the other Guarantor, protest or notice with respect to such Security or any coupon appertaining thereto or the indebtedness evidenced thereby or with respect to any sinking fund payment required pursuant to the terms of such Security and all demands whatsoever, and covenants that this Guarantee will not be discharged in respect of such Security or any coupon appertaining thereto except by payment in full of the principal of (and premium, if any) and interest, if any, on such Security or coupon (including all Additional Amounts payable in respect thereof pursuant to Section
1007). The Guarantors hereby agree that, in the event of a default in payment of principal (or premium, if any) or interest, if any, on such Security, or a default in any sinking fund or analogous payment referred to therein, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security or any coupon appertaining thereto, on the terms and conditions set forth in this Indenture, directly against either or both of the Guarantors to enforce this guarantee without first proceeding against the Company or, as the case may be, the other Guarantor.

     Each Guarantor shall be subrogated to all rights of the Holders of the Securities of a particular series and any coupon appertaining thereto against the Company in respect of any amounts paid by such Guarantor on account of such Security or coupon pursuant to the provisions of this Guarantee or this Indenture; PROVIDED, HOWEVER, that such Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest, if any, on all Securities of such series and coupons appertaining thereto issued hereunder (including all Additional Amounts payable by the Company or the Guarantors in respect thereof pursuant to Section 1007) shall have been paid in full or duly provided for.

     The Guarantees set forth in this Section shall not be valid or become obligatory for any purpose with respect to a Security of any series until the certificate of authentication on such Security shall have been signed by the Trustee by manual signature of one of its authorized officers.

Section 1402.  EXECUTION AND DELIVERY OF GUARANTEES.

     The Guarantees to be endorsed on the Securities of each series shall include the terms of the Guarantee set forth in Section 1401 (except that references to premium, interest and Additional Amounts need be included only if any premium, interest or Additional Amounts, respectively, is provided for in the terms of such series) and any other terms that may be set forth in the form established pursuant to Section 206 with respect to such series. The Guarantors hereby agree to execute the Guarantees, in a form established pursuant to
Section 206, to be endorsed on each Security authenticated and delivered by the Trustee.

     The Guarantees shall be executed on behalf of each Guarantor by its Chairman of the Board, a Vice Chairman of the Board, its President, one of its Vice Presidents, its Treasurer or its Controller and by one of its Vice Presidents, Director--Corporate Finance, Assistant Treasurers, Assistant Controllers, its Secretary or one of its Assistant Secretaries, under its corporate seal reproduced thereon. The signature of any of these officers on the Guarantees may be manual or facsimile.

     Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the relevant Guarantor shall bind such Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Guarantees or did not hold such offices at the date of such Guarantees.

     The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantors. Each Guarantor hereby agrees that its Guarantee set forth in Section 1401 shall remain in full force and effect notwithstanding any failure to endorse a Guarantee on any Security.

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                                                                             113


                                 ARTICLE FIFTEEN

                        Meeting of Holders of Securities

Section 1501.   PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

     A meeting of Holders of Securities of a series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series, including but not limited to any of the following purposes:

          (1) to give any notice to the Company, to either Guarantor or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Five;

          (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Six;

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 902; or

          (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified principal amount of the Securities of any series under any other provisions of this Indenture or under applicable law.

Section 1502.  CALL, NOTICE AND PLACE OF MEETINGS.

     (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1501, to be held in the City of Buenos Aires, Argentina; PROVIDED, HOWEVER, that the Trustee may determine to hold any meetings simultaneously in the City of Buenos Aires, Argentina and in The City of New York or in London, England by means of any telecommunication which permits the participants to hear and speak to each other. In any case, meetings shall be held at such time and such place in any such city as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the date, time and the place of such meeting, in general terms the action proposed to be taken at such meeting and the requirements to attend, shall be given in the OFFICIAL GAZETTE OF ARGENTINA and in the manner provided in Section 106, not less than 10 nor more than 30 days prior to the date fixed for the meeting, and any publication thereof shall be for five consecutive business days.

     (b) In case at any time the Company or either Guarantor, pursuant to a Board Resolution (and, in the case of the Company, a

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                                                                             114


General Manager Resolution), or the Holders of at least 5% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company, such Guarantor or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the City of Buenos Aires, Argentina and simultaneously as provided in subsection (a) of this Section 1502 in The City of New York or in London, England for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this
Section 1502.

Section 1503.  PERSONS ENTITLED TO VOTE AT MEETINGS.

     To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy of a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and the Guarantor and their counsel.

Section 1504.  QUORUM; ACTION.

     The Persons entitled to vote 60% in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. The Persons entitled to vote 30% in principal amount of the Outstanding Securities of a series shall constitute a quorum for a reconvened meeting of Holders of such series adjourned for lack of the requisite quorum. Notice of the reconvening of any adjourned meeting shall be given as provided in
Section 1502(a).

     Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; PROVIDED, HOWEVER, that, except as limited by the proviso to Section 902, any

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                                                                             115


resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a majority in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; and PROVIDED, FURTHER, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or any adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

     Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

Section 1505.  DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF
MEETINGS.

     (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations in accordance with applicable law as it may deem advisable for any meeting of Holders of Securities of a series, in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Such regulations shall include a requirement that any Holder of Registered Securities or Bearer Securities that wishes to attend any such meeting shall have notified either the Registrar or the Co-Registrar of the intention of such Holder to attend such meeting in person or by proxy at least three days prior to the date of such meeting. Except as set forth in the preceding sentence and as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by
Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

     (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company, either Guarantor or by Holders of Securities as provided in Section 1502(b), in which case the Company, such Guarantor or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

     (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each U.S.$1.00 principal amount (or its equivalent) of the Outstanding Securities of such series held or represented by him; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

     (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

Section 1506.  COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

     The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable, Section 1504. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to each of the Company and the Guarantors, and another to the Trustee to be preserved by the Trustee, the latter

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                                                                             117


to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                 ARTICLE SIXTEEN

                    Immunity of Incorporators, Shareholders,
                             Officers and Directors

Section 1601.  INDENTURE AND SECURITIES SOLELY CORPORATE OBLIGATIONS.

     No recourse for the payment of the principal of, premium, if any, or interest, if any, on any Security or coupon, or under the Guarantees, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or of either Guarantor in this Indenture or in any supplemental indenture, or in any Security or coupon or in the Guarantees, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator or shareholder or any officer or director, as such, past, present or future, of the Company (subject, in the case of any officer or director of the Company, to the provisions of Article 34 of the Negotiable Obligations Law) or of such Guarantor or of any successor corporation of any thereof, either directly or through the Company or such Guarantor or any successor of the Company or of such Guarantor in this Indenture or in any supplemental indenture, or in any Security or coupon, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities and coupons. Nothing in this Article Sixteen shall impair the obligations, covenants and agreements of the Guarantor contained in this Indenture and in the Guarantees endorsed on the Securities.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, in the City of New York, State of New York, all as of the day and year first above written.

                                   AMOCO ARGENTINA OIL COMPANY,
                                     ACTING THROUGH ITS ARGENTINE
                                     BRANCH

                                   By  _________________________
ATTEST:                                Name:
                                       Title:

[SEAL]                             By  _________________________
                                       Name:
                                       Title:  General Manager



                                   AMOCO CORPORATION

[SEAL]                             By  _________________________
                                       Name:
                                       Title:

ATTEST:

                                   AMOCO COMPANY

[SEAL]                             By  _________________________
                                       Name:
                                       Title:

ATTEST:

                                   THE CHASE MANHATTAN BANK
                                   (NATIONAL ASSOCIATION)

[SEAL]                             By  _________________________
                                       Name:
                                       Title:
ATTEST:

                                   THE CHASE MANHATTAN BANK, N.A.
                                     (BUENOS AIRES)

[SEAL]                             By  _________________________
                                       Name:
                                       Title:

ATTEST:

State of New York   )
                    )   ss.:
County of New York  )


     On the ____ day of _____, 1994, before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that he is __________ of __________, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                             ______________________



State of New York   )
                    )   ss.:
County of New York  )


     On the ____ day of _____, 1994, before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that he is __________ of __________, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                                  ______________________



State of New York   )
                    )   ss.:
County of New York  )


     On the ____ day of _____, 1994, before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that he is __________ of __________, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                                  ______________________

State of New York   )
                    )   ss.:
County of New York  )


     On the ____ day of _____, 1994, before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that he is _________ of _________, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                                  ______________________



State of New York   )
                    )   ss.:
County of New York  )


     On the ____ day of _____, 1994 before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that he is __________ of __________, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                                  ______________________

                                    EXHIBIT A

                              FORM OF CERTIFICATION
                                UNDER THE D RULES

                                   CERTIFICATE

                          AMOCO ARGENTINA OIL COMPANY,
                                ARGENTINE BRANCH

                               (the "Securities")

     This is to certify that as of the date hereof, and except as set forth below, the Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of financial institutions and who hold the Securities through such financial institutions on the date hereof (and in either case (a) or (b), each such financial institution hereby agrees for the benefit of Amoco Argentina Oil Company to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7). In addition, financial institutions described in clause
(iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

     [THIS CERTIFICATION EXCEPTS AND DOES NOT RELATE TO U.S. $ OF SUCH INTEREST IN THE ABOVE SECURITIES IN RESPECT OF WHICH WE ARE NOT ABLE TO CERTIFY AND AS TO WHICH WE UNDERSTAND EXCHANGE AND DELIVERY OF DEFINITIVE SECURITIES (OR, IF RELEVANT, EXERCISE OF ANY

RIGHTS OR COLLECTION OF ANY INTEREST) CANNOT BE MADE UNTIL WE DO SO CERTIFY.]

     We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which certification is or would be relevant, we irrevocably authorize you to procure this certification to any interested party in such proceedings.

Dated:  ____________, 199  *

Name of Person Making Certification

By:

*    To be dated no earlier than the Certification Date.

                                    EXHIBIT B

                        FORM OF CERTIFICATION TO BE GIVEN
                          BY THE EUROCLEAR OPERATOR OR
                                   CEDEL S.A.

                                  CERTIFICATION

                          AMOCO ARGENTINA OIL COMPANY,
                                ARGENTINE BRANCH

                               (the "Securities")

     This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Indenture, principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in the U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of financial institutions and who hold the Securities through such financial institutions on the date hereof (and in either case (a) or (b), each such financial institution has agreed, on its own behalf or through its agent, that we may advise Amoco Argentina Oil Company that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such

Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

     We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which certification is or would be relevant, we irrevocably authorize you to procure this certification to any interested party in such proceedings.

Dated:  ____________, 199

                              Yours faithfully,
                              MORGAN GUARANTY TRUST
                              COMPANY OF NEW YORK,
                              Brussels office,
                              as operator of the
                              Euroclear System

                              or

                              CEDEL S.A.

                              By ____________________________